                                  CORPEXEC VUL

                           CORPORATE EXECUTIVE SERIES
                       VARIABLE UNIVERSAL LIFE INSURANCE

                                  INVESTING IN

                           NYLIAC CORPORATE SPONSORED
                 VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT -- I

                         Supplement dated July 1, 2004
            incorporating and replacing Supplement dated May 1, 2004
                        to Prospectus dated May 1, 2004

This supplement amends the May 1, 2004 Prospectus for the CorpExec VUL:
Corporate Executive Series Variable Universal Life Insurance Policies ("Policies") and incorporates and replaces the May 1, 2004 Supplement to the Prospectus. You should read this information carefully before you invest. This supplement is not valid unless it is read in conjunction with the May 1, 2004 Prospectus for the Policies. The terms we use in this supplement have the same meanings as in the Prospectus for the Policies.

     The purposes of this supplement are:

        1. To incorporate and replace the Supplement dated May 1, 2004 to the Prospectus dated May 1, 2004, which added three new Investment Divisions that were available under all Series of the Policies as of May 1, 2004 (This supplement identifies the new Investment Divisions and provides information regarding each new Investment Division's fees, and expenses and investment objectives for each Series of CorpExec VUL.);

        2. To describe three new Investment Divisions that will be available under all Series of the Policies as of July 1, 2004 (This supplement identifies the new Investment Divisions and provides information regarding each new Investment Division's fees, expenses and investment objectives, and provides new illustrations for each Series of CorpExec VUL.); and

        3. To create a new Series of the CorpExec VUL prospectus, which will be known as CorpExec VUL IV. CorpExec VUL IV will become effective September 1, 2004 for sales of the CorpExec VUL on or after September 1, 2004, where approved. The new CorpExec VUL IV provides changes to the Alternative Cash Surrender Value.

     OTHER THAN THE ADDITION OF THE NEW INVESTMENT DIVISIONS DESCRIBED BELOW, THIS SUPPLEMENT DOES NOT AMEND CORPEXEC VUL II OR CORPEXEC VUL III.

     UNLESS OTHERWISE NOTED BELOW, ALL REFERENCES TO AND DESCRIPTIONS OF CORPEXEC VUL III IN THE MAY 1, 2004 PROSPECTUS ALSO PERTAIN TO CORPEXEC VUL IV.

     Keeping these purposes in mind, please note the following changes.

I.  NUMBER OF AVAILABLE INVESTMENT DIVISIONS

     Effective July 1, 2004, throughout the Prospectus, all references to 50 Investment Divisions are changed to refer to 56 Investment Divisions.

     Effective July 1, 2004, all references to 51 Allocation Alternatives are changed to refer to 57 Allocation Alternatives.

II.  ADDITIONAL PORTFOLIOS AVAILABLE MAY 1, 2004

     On page 12, under the section entitled FUND ANNUAL EXPENSES, add the following to the table in that section:

                                PIMCO LOW DURATION--           PIMCO REAL RETURN--            PIMCO TOTAL RETURN--
                            ADMINISTRATIVE CLASS SHARES    ADMINISTRATIVE CLASS SHARES    ADMINISTRATIVE CLASS SHARES
                            ---------------------------    ---------------------------    ---------------------------
FUND ANNUAL EXPENSES
  (as a % of the average
  net assets)(a)
  Advisory Fees...........              0.25%                          0.25%                          0.25%
  Administration Fees.....              0.15%                          0.15%                          0.15%
  12b-1 Fees..............              0.00%                          0.00%                          0.00%
  Other Expenses..........              0.27%                          0.26%                          0.26%
  Total Fund Annual
  Expenses................              0.67%                          0.66%                          0.66%

------------
(a) The Fund or its agents provided the fees and charges which are based on 2003 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.

     Effective May 1, 2004, on page 24, add the following to the table showing the Funds and Eligible Portfolios, Investment Advisers and Investment Objectives available under the policies:

----------------------------------------------------------------------------------------------------
              FUND                       INVESTMENT ADVISER               INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------

 PIMCO Variable Insurance Trust          Pacific Investment
                                       Management Company LLC
  --PIMCO Low                                                       - Seeks maximum total return,
    Duration--Administrative                                          consistent with preservation
    Class Shares                                                      of capital and prudent
                                                                      investment management
  --PIMCO Real                                                      - Seeks maximum real return,
    Return--Administrative Class                                      consistent with preservation
    Shares                                                            of real capital and prudent
                                                                      investment management
  --PIMCO Total                                                     - Seeks maximum total return,
    Return--Administrative Class                                      consistent with preservation
    Shares                                                            of capital and prudent
                                                                      investment management
----------------------------------------------------------------------------------------------------

III.  ADDITIONAL PORTFOLIOS AVAILABLE JULY 1, 2004

     Effective July 1, 2004, the following Investment Divisions are available under all Series of CorpExec VUL:

        On pages 13 to 14, under the section entitled FUND ANNUAL EXPENSES, add the following to the table:

                                              MAINSTAY VP
                                            MID CAP VALUE--       LAZARD RETIREMENT     ROYCE MICRO-CAP
                                          INITIAL CLASS SHARES   INTERNATIONAL EQUITY      PORTFOLIO
                                          --------------------   --------------------   ---------------
FUND ANNUAL EXPENSES
  (as a % of the average net assets)(a)
  Advisory Fees.........................          0.70%(b)               0.75%               1.00%
  Administration Fees...................          0.00%(b)               0.00%               0.00%
  12b-1 Fees............................          0.00%                  0.25%               0.00%
  Other Expenses........................          0.14%                  0.40%               0.21%
  Total Fund Annual Expenses............          0.84%(c)               1.40%*              1.21%

------------
(a) The Fund or its agents provided the fees and charges which are based on 2003 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.

(b) The fees designated as "Advisory Fees" reflect "Management Fees," which includes both Advisory Fees and Administrative Fees for this Investment Division.

(c) New York Life Investment Management LLC ("NYLIM") has agreed to reduce its fees and reimburse the operating expense of the Portfolio to the extent such expenses would cause "Total Fund Annual Expenses" to exceed the following percentages of average daily net assets: MainStay VP Mid Cap Value 0.89%; MainStay VP Mid Cap Core 0.98%; MainStay VP Mid Cap Growth 0.97%; MainStay VP Small Cap Growth 0.95%. This fee reduction and reimbursement agreement may be terminated by NYLIM at any time. Had these reductions been taken into account, the "Advisory Fees," "Other Expenses" and "Total Fund Annual Expenses," respectively, would be as follows:
     MainStay VP Mid Cap Core 0.65%, 0.33%, and 0.98%; MainStay VP Mid Cap Growth 0.75%, 0.22%, and 0.97%; MainStay VP Small Cap Growth 0.74%, 0.21%, and 0.95%.

* Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary reimburse the Portfolio through December 31, 2003, to the extent Total Annual Portfolio Operating Expenses exceed 1.25% of the Portfolio's average daily net assets.

     Effective July 1, 2004, on pages 20 through 25, add the following to the table showing the Funds and Eligible Portfolios, Investment Advisers and Investment Objectives available under the policies:

----------------------------------------------------------------------------------------------------
              FUND                       INVESTMENT ADVISER               INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------

 MainStay VP Series Fund, Inc.        New York Life Investment
                                      Management LLC ("NYLIM")
  --MainStay VP Mid Cap                  Subadviser: MacKay         - Maximum long-term total return
    Value--Initial Class                                              from a combination of capital
                                                                      appreciation and income
----------------------------------------------------------------------------------------------------
 Lazard Retirement Series, Inc.

  --Lazard Retirement               Lazard Asset Management LLC     - Long term capital appreciation
    International Equity
----------------------------------------------------------------------------------------------------
 Royce Capital Fund

  --Royce Micro-Cap Portfolio            Royce & Associates         - Long term growth of capital
----------------------------------------------------------------------------------------------------

IV.  NEW SERIES OF CORPEXEC VUL

     Effective September 1, 2004, delete the first paragraph on page one of the Prospectus and replace it with the following paragraph:

        This Prospectus describes three Series of the Corporate Executive Series Variable Universal Life Insurance policies. CorpExec VUL II is a policy NYLIAC offered for sale prior to October 1, 2003. CorpExec VUL II will continue to be offered to new policyowners where CorpExec VUL III or CorpExec VUL IV is not yet available. CorpExec VUL III is a policy NYLIAC offered for sale to new policyowners prior to September 1, 2004 and began accepting applications and premium payments beginning October 1, 2003, where approved. CorpExec VUL III will continue to be offered to new insureds of existing corporate sponsored plans or where CorpExec VUL IV is not yet available. CorpExec VUL IV is a policy for which NYLIAC began accepting applications and premium payments beginning September 1, 2004, where approved. Unless otherwise indicated, all information in this prospectus applies to CorpExec VUL II, CorpExec VUL III, and CorpExec VUL
     IV. In addition, unless otherwise indicated, all information in this prospectus specifically pertaining to CorpExec VUL III also applies to CorpExec VUL IV.

V.  HOW THE POLICY WORKS

     Effective September 1, 2004, insert the following before the second paragraph from the bottom on page 33 of the Prospectus:

     CorpExec VUL IV:

        This example is based on the charges applicable to a policy during the first Policy Year, issued on a medically underwritten, non-smoking Insured male, issue age 45, with an initial Face Amount of $350,000, with a Target Premium of $19,743.50, who has selected Life Insurance Benefit Option 1 and the guideline premium test, assuming current charges and a 6% hypothetical gross annual investment return, which results in a net annual investment return of 5.10% for all years:

Premium Paid.....................................................  $7,500.00
Less:    Below Target Premium Sales Expense Charge...............     806.25
         Above Target Premium Sales Expense Charge...............       0.00
         State Tax Charge (2%)...................................     150.00
         Federal Tax Charge (1.25%)..............................      93.75
                                                                   ---------
equals:  Net Premium.............................................  $6,450.00
less:    Mortality and Expense Risk charge
         (varies monthly)........................................      16.26
less:    Monthly contract charge
         (5.00 per month in Policy Years 2 and following)........       0.00
less:    Charges for cost of insurance
         (varies monthly)........................................     192.46
plus:    Net investment performance
         (varies daily)..........................................     323.86
                                                                   ---------
equals:  Cash Value..............................................  $6,565.14
Plus:    Deferred Premium Load Account...........................   1,155.00
                                                                   ---------
Equals:  Alternative Cash Surrender Value
         (as of end of first Policy Year)........................  $7,720.14

     There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

VI.  ALTERNATIVE CASH SURRENDER VALUE

     Effective September 1, 2004, on page 57, immediately before the subheading "Requesting a Surrender," insert the following:

     CorpExec VUL IV:

        The Alternative Cash Surrender Value (ACSV) is equal to the policy's Cash Value plus the value of the Deferred Premium Load Account less any policy debt. The ACSV is not available to support Monthly Deduction Charges or for purposes of a loan or partial withdrawal.

        You are eligible to receive the ACSV provided the policy has not been assigned, and that the Owner has not been changed, unless that change (1) was the result of a merger or acquisition and the Successor Owner was your wholly owned subsidiary or a corporation under which you were a wholly owned subsidiary on the date ownership changed, or (2) was to a Trust established by you for the purposes of providing employee benefits.

        The Alternative Cash Surrender Value will be equal to the policy's Cash Surrender Value plus the value of the Deferred Premium Load Account less any policy debt through the date of surrender. We will credit interest on any amount placed in the Deferred Premium Load Account. The value of the Deferred Premium Load Account during the first Policy Year is equal to the cumulative Sales Expense Charge, State Tax Charge and Federal Tax Charge collected during the first Policy Year and interest credited on these amounts. The Deferred Premium Load Account will be amortized on the Policy Anniversary. The amortized amount will be the value of the Deferred Premium Load Account on that date multiplied by the applicable percentage from the following schedule.

Policy Anniversary 1......  11.1%           Policy Anniversary 6......    25.0%
Policy Anniversary 2......  12.5%           Policy Anniversary 7......    33.3%
Policy Anniversary 3......  14.3%           Policy Anniversary 8......    50.0%
Policy Anniversary 4......  16.7%           Policy Anniversary 9......   100.0%
Policy Anniversary 5......  20.0%

     The Deferred Premium Load Account value on each Monthly Deduction Day on or after the first Policy Anniversary will be equal to (a) minus (b) plus (c) plus
(d), where:

     (a) is the value of the Deferred Premium Load Account as of the prior Monthly Deduction Day;

     (b) is the amount amortized; and

     (c) is a percentage of the cumulative Sales Expense Charge, State Tax Charge and Federal Tax Charge collected since the last Monthly Deduction Day, including the current Monthly Deduction Day, shown on the following schedule; and

Policy Year 2.............  88.9%           Policy Year 6.............    80.0%
Policy Year 3.............  87.5%           Policy Year 7.............    75.0%
Policy Year 4.............  85.7%           Policy Year 8.............    66.7%
Policy Year 5.............  83.3%           Policy Year 9.............    50.0%

     (d) is the interest credited for the prior month.

     The interest credited to the Deferred Premium Load Account at any time will be based on a rate of interest, which we declare periodically. Such rate will be declared at least annually.

     The value of the Deferred Premium Load Account is zero on or after the 9th Policy Anniversary or upon lapse of the policy.

     Upon surrender, you will receive the Cash Surrender Value less any policy debt or, if applicable, the ACSV while the insured is alive and the policy is in effect. The Cash Surrender Value or ACSV will be calculated as of the date on which we receive your signed request in a form acceptable to us at our Service Center, unless a later effective date is selected. All coverage will end on the date we receive your request for full surrender at our Service Center.

VII.  APPENDIX A  ILLUSTRATIONS

     Effective July 1, 2004, delete the illustrations on pages A-2 through A-6 in their entirety and replace the illustrations with the following:

                                CORPEXEC VUL II

                                    TABLE 1

                       MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE PLANNED ANNUAL PREMIUM: $21,000 FOR 21 YEARS INITIAL FACE AMOUNT: $1,000,000

                       LIFE INSURANCE BENEFIT OPTION 1

                       CASH VALUE ACCUMULATION TEST

                                                                                    END OF YEAR CASH SURRENDER
                 END OF YEAR DEATH BENEFIT(1)        END OF YEAR CASH VALUE(1)      VALUE ASSUMING HYPOTHETICAL
                 ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS       GROSS ANNUAL INVESTMENT
                 ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF              RETURN OF
 VALUE(1)     ----------------------------------   -----------------------------   -----------------------------
POLICY YEAR      0%          6%          12%         0%        6%         12%        0%        6%         12%
-----------   ---------   ---------   ----------   -------   -------   ---------   -------   -------   ---------
     1        1,000,000   1,000,000    1,000,000    15,608    16,591      17,574    19,178    20,161      21,144
     2        1,000,000   1,000,000    1,000,000    31,734    34,724      37,828    36,984    39,974      43,078
     3        1,000,000   1,000,000    1,000,000    47,558    53,611      60,142    53,579    59,632      66,163
     4        1,000,000   1,000,000    1,000,000    63,009    73,216      84,668    68,889    79,096      90,548
     5        1,000,000   1,000,000    1,000,000    78,127    93,616     111,694    82,957    98,446     116,524
     6        1,000,000   1,000,000    1,000,000    92,834   114,772     141,419    95,705   117,642     144,290
     7        1,000,000   1,000,000    1,000,000   106,969   136,561     173,989   106,969   136,561     173,989
     8        1,000,000   1,000,000    1,000,000   121,845   160,423     211,229   121,845   160,423     211,229
     9        1,000,000   1,000,000    1,000,000   136,371   185,300     252,416   136,371   185,300     252,416
    10        1,000,000   1,000,000    1,000,000   150,628   211,329     298,082   150,628   211,329     298,082
    15        1,000,000   1,000,000    1,176,168   212,578   356,366     609,413   212,578   356,366     609,413
    20        1,000,000   1,000,000    1,873,729   252,765   529,061   1,102,194   252,765   529,061   1,102,194
    25        1,000,000   1,000,000    2,699,955   190,778   655,352   1,776,286   190,778   655,352   1,776,286

Assuming a fund fee average of .84%.
0% gross = -1.08% net
6% gross = 4.85% net
12% gross = 10.78% net
---------------

(1) Assumes no policy loan or partial withdrawal has been made.

                                CORPEXEC VUL II

                                    TABLE 2

                       MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE PLANNED ANNUAL PREMIUM: $21,000 FOR 21 YEARS INITIAL FACE AMOUNT: $1,000,000
                       LIFE INSURANCE BENEFIT OPTION 1

                       CASH VALUE ACCUMULATION TEST

                       ASSUMING GUARANTEED CHARGES

                                                                                   END OF YEAR CASH SURRENDER
                END OF YEAR DEATH BENEFIT(1)        END OF YEAR CASH VALUE(1)      VALUE ASSUMING HYPOTHETICAL
                 ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS       GROSS ANNUAL INVESTMENT
                 ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF              RETURN OF
 VALUE(1)     ---------------------------------   -----------------------------   -----------------------------
POLICY YEAR      0%          6%          12%        0%        6%         12%        0%        6%         12%
-----------   ---------   ---------   ---------   -------   -------   ---------   -------   -------   ---------
     1        1,000,000   1,000,000   1,000,000    12,552    13,434      14,317    16,175    17,057      17,940
     2        1,000,000   1,000,000   1,000,000    25,439    28,027      30,721    30,776    33,365      36,058
     3        1,000,000   1,000,000   1,000,000    37,831    42,960      48,512    43,956    49,086      54,637
     4        1,000,000   1,000,000   1,000,000    49,627    58,141      67,729    55,612    64,126      73,714
     5        1,000,000   1,000,000   1,000,000    60,839    73,591      88,538    65,756    78,508      93,455
     6        1,000,000   1,000,000   1,000,000    71,478    89,331     111,123    74,401    92,254     114,046
     7        1,000,000   1,000,000   1,000,000    81,443   105,272     135,582    81,443   105,272     135,582
     8        1,000,000   1,000,000   1,000,000    91,692   122,444     163,212    91,692   122,444     163,212
     9        1,000,000   1,000,000   1,000,000   101,207   139,845     193,251   101,207   139,845     193,251
    10        1,000,000   1,000,000   1,000,000   109,904   157,408     225,911   109,904   157,408     225,911
    15        1,000,000   1,000,000   1,000,000   139,534   246,878     440,541   139,534   246,878     440,541
    20        1,000,000   1,000,000   1,324,471   139,289   336,240     779,101   139,289   336,240     779,101
    25        1,000,000   1,000,000   1,789,140     8,357   323,236   1,177,066     8,357   323,236   1,177,066

Assuming a fund fee average of .84%.
0% gross = -1.72% net
6% gross = 4.17% net
12% gross = 10.06% net
---------------

(1) Assumes no policy loan or partial withdrawal has been made.

                                CORPEXEC VUL III

                                    TABLE 1

                       MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE PLANNED ANNUAL PREMIUM: $21,000 FOR 21 YEARS INITIAL FACE AMOUNT: $1,000,000
                       LIFE INSURANCE BENEFIT OPTION 1

                       CASH VALUE ACCUMULATION TEST

                       ASSUMING CURRENT CHARGES

                                                                                   END OF YEAR CASH SURRENDER
                END OF YEAR DEATH BENEFIT(1)        END OF YEAR CASH VALUE(1)      VALUE ASSUMING HYPOTHETICAL
                 ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS       GROSS ANNUAL INVESTMENT
                 ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF              RETURN OF
 VALUE(1)     ---------------------------------   -----------------------------   -----------------------------
POLICY YEAR      0%          6%          12%        0%        6%         12%        0%        6%         12%
-----------   ---------   ---------   ---------   -------   -------   ---------   -------   -------   ---------
     1        1,000,000   1,000,000   1,000,000    17,235    18,287      19,339    20,175    21,227      22,279
     2        1,000,000   1,000,000   1,000,000    35,122    38,353      41,710    39,263    42,493      45,850
     3        1,000,000   1,000,000   1,000,000    52,447    59,011      66,097    57,472    64,036      71,122
     4        1,000,000   1,000,000   1,000,000    69,152    80,224      92,655    74,684    85,757      98,187
     5        1,000,000   1,000,000   1,000,000    85,463   102,249     121,854    91,031   107,816     127,421
     6        1,000,000   1,000,000   1,000,000   101,621   125,374     154,244   106,452   130,205     159,076
     7        1,000,000   1,000,000   1,000,000   117,381   149,398     189,907   120,637   152,654     193,163
     8        1,000,000   1,000,000   1,000,000   133,365   175,025     229,901   133,365   175,025     229,901
     9        1,000,000   1,000,000   1,000,000   148,997   201,725     274,055   148,997   201,725     274,055
    10        1,000,000   1,000,000   1,000,000   164,183   229,464     322,752   164,183   229,464     322,752
    15        1,000,000   1,000,000   1,262,217   233,952   386,474     653,998   233,952   386,474     653,998
    20        1,000,000   1,000,000   2,017,459   291,941   580,453   1,186,741   291,941   580,453   1,186,741
    25        1,000,000   1,110,169   2,939,161   255,971   730,374   1,933,658   255,971   730,374   1,933,658

Assuming a fund fee average of .84%.
0% gross = -.83% net
6% gross = 5.11% net
12% gross = 11.06% net
---------------

(1) Assumes no policy loan or partial withdrawal has been made.

                                CORPEXEC VUL III

                                    TABLE 2

                       MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE PLANNED ANNUAL PREMIUM: $21,000 FOR 21 YEARS INITIAL FACE AMOUNT: $1,000,000
                       LIFE INSURANCE BENEFIT OPTION 1

                       CASH VALUE ACCUMULATION TEST

                       ASSUMING GUARANTEED CHARGES

                                                                                   END OF YEAR CASH SURRENDER
                END OF YEAR DEATH BENEFIT(1)        END OF YEAR CASH VALUE(1)      VALUE ASSUMING HYPOTHETICAL
                 ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS       GROSS ANNUAL INVESTMENT
                 ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF              RETURN OF
 VALUE(1)     ---------------------------------   -----------------------------   -----------------------------
POLICY YEAR      0%          6%          12%        0%        6%         12%        0%        6%         12%
-----------   ---------   ---------   ---------   -------   -------   ---------   -------   -------   ---------
     1        1,000,000   1,000,000   1,000,000    12,549    13,430      14,314    16,171    17,053      17,937
     2        1,000,000   1,000,000   1,000,000    25,433    28,019      30,716    30,923    33,510      36,206
     3        1,000,000   1,000,000   1,000,000    37,825    42,951      48,508    44,719    49,844      55,401
     4        1,000,000   1,000,000   1,000,000    49,627    58,136      67,733    57,369    65,877      75,474
     5        1,000,000   1,000,000   1,000,000    60,854    73,598      88,561    68,749    81,493      96,455
     6        1,000,000   1,000,000   1,000,000    71,519    89,362     111,180    78,637    96,480     118,298
     7        1,000,000   1,000,000   1,000,000    81,521   105,339     135,689    86,471   110,289     140,639
     8        1,000,000   1,000,000   1,000,000    91,788   122,532     163,359    91,788   122,532     163,359
     9        1,000,000   1,000,000   1,000,000   101,298   139,927     193,415   101,298   139,927     193,415
    10        1,000,000   1,000,000   1,000,000   109,988   157,484     226,095   109,988   157,484     226,095
    15        1,000,000   1,000,000   1,000,000   139,577   246,899     440,884   139,577   246,899     440,884
    20        1,000,000   1,000,000   1,325,602   139,268   336,147     779,766   139,268   336,147     779,766
    25        1,000,000   1,000,000   1,791,002     8,219   322,921   1,178,291     8,219   322,921   1,178,291

Assuming a fund fee average of .84%.
0% gross = -.83% net
6% gross = 5.11% net
12% gross = 11.06% net
---------------

(1) Assumes no policy loan or partial withdrawal has been made.

                                CORPEXEC VUL IV

                                    TABLE 1

                       MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE PLANNED ANNUAL PREMIUM: $21,000 FOR 21 YEARS INITIAL FACE AMOUNT: $1,000,000
                       LIFE INSURANCE BENEFIT OPTION 1

                       CASH VALUE ACCUMULATION TEST

                       ASSUMING CURRENT CHARGES

                 END OF YEAR DEATH BENEFIT(1)        END OF YEAR CASH VALUE(1)     END OF YEAR CASH SURRENDER VALUE
                 ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
                 ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF
 VALUE(1)     ----------------------------------   -----------------------------   --------------------------------
POLICY YEAR      0%          6%          12%         0%        6%         12%         0%         6%         12%
-----------   ---------   ---------   ----------   -------   -------   ---------   --------   --------   ----------
     1        1,000,000   1,000,000    1,000,000    17,235    18,287      19,339    20,469     21,521       22,573
     2        1,000,000   1,000,000    1,000,000    35,123    38,354      41,710    40,133     43,364       46,721
     3        1,000,000   1,000,000    1,000,000    52,448    59,012      66,098    59,090     65,654       72,740
     4        1,000,000   1,000,000    1,000,000    69,156    80,228      92,659    77,199     88,271      100,702
     5        1,000,000   1,000,000    1,000,000    85,471   102,257     121,863    94,573    111,359      130,964
     6        1,000,000   1,000,000    1,000,000   101,634   125,389     154,260   111,122    134,877      163,748
     7        1,000,000   1,000,000    1,000,000   117,404   149,423     189,935   126,617    158,637      199,148
     8        1,000,000   1,000,000    1,000,000   133,401   175,065     229,945   140,931    182,595      237,475
     9        1,000,000   1,000,000    1,000,000   149,045   201,780     274,117   153,764    206,499      278,836
    10        1,000,000   1,000,000    1,000,000   164,230   229,522     322,821   164,230    229,522      322,821
    15        1,000,000   1,000,000    1,262,437   233,998   386,547     654,113   233,998    386,547      654,113
    20        1,000,000   1,000,000    2,017,772   291,984   580,548   1,186,925   291,984    580,548    1,186,925
    25        1,000,000   1,110,345    2,939,610   256,015   730,490   1,933,954   256,015    730,490    1,933,954

Assuming a fund fee average of .84%.
0% gross = -.83% net
6% gross = 5.11% net
12% gross = 11.06% net
---------------

(1) Assumes no policy loan or partial withdrawal has been made.

                                CORPEXEC VUL IV

                                    TABLE 2

                       MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE PLANNED ANNUAL PREMIUM: $21,000 FOR 21 YEARS INITIAL FACE AMOUNT: $1,000,000
                       LIFE INSURANCE BENEFIT OPTION 1

                       CASH VALUE ACCUMULATION TEST

                       ASSUMING GUARANTEED CHARGES

                END OF YEAR DEATH BENEFIT(1)        END OF YEAR CASH VALUE(1)     END OF YEAR CASH SURRENDER VALUE
                 ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
                 ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF
 VALUE(1)     ---------------------------------   -----------------------------   --------------------------------
POLICY YEAR      0%          6%          12%        0%        6%         12%         0%         6%         12%
-----------   ---------   ---------   ---------   -------   -------   ---------   --------   --------   ----------
     1        1,000,000   1,000,000   1,000,000    12,549    13,430      14,314    16,171     17,053       17,937
     2        1,000,000   1,000,000   1,000,000    25,432    28,018      30,715    31,126     33,712       36,409
     3        1,000,000   1,000,000   1,000,000    37,823    42,949      48,506    45,240     50,366       55,923
     4        1,000,000   1,000,000   1,000,000    49,626    58,135      67,731    58,367     66,876       76,472
     5        1,000,000   1,000,000   1,000,000    60,857    73,600      88,563    70,456     83,199       98,162
     6        1,000,000   1,000,000   1,000,000    71,529    89,372     111,190    81,434     99,277      121,095
     7        1,000,000   1,000,000   1,000,000    81,547   105,367     135,717    91,063    114,883      145,233
     8        1,000,000   1,000,000   1,000,000    91,850   122,597     163,427    99,353    130,100      170,930
     9        1,000,000   1,000,000   1,000,000   101,399   140,038     193,534   106,017    144,655      198,151
    10        1,000,000   1,000,000   1,000,000   110,089   157,600     226,227   110,089    157,600      226,227
    15        1,000,000   1,000,000   1,000,000   139,676   247,050     441,111   139,676    247,050      441,111
    20        1,000,000   1,000,000   1,326,212   139,367   336,352     780,125   139,367    336,352      780,125
    25        1,000,000   1,000,000   1,791,808     8,326   323,215   1,178,821     8,326    323,215    1,178,821

Assuming a fund fee average of .84%.
0% gross = -.83% net
6% gross = 5.11% net
12% gross = 11.06% net
---------------

(1) Assumes no policy loan or partial withdrawal has been made.

                New York Life Insurance and Annuity Corporation
                            (A Delaware Corporation)
                               51 Madison Avenue
                            New York, New York 10010
                                     203020

                              FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2003


                                                              MAINSTAY VP
                                             MAINSTAY VP        CAPITAL        MAINSTAY VP      MAINSTAY VP
                                                BOND--       APPRECIATION--        CASH        CONVERTIBLE--
                                            INITIAL CLASS    INITIAL CLASS      MANAGEMENT     INITIAL CLASS
                                            -----------------------------------------------------------------
ASSETS:
  Investment at net asset value...........   $  3,974,080     $ 21,432,563     $  8,530,873     $    178,668

LIABILITIES:
  Liability to New York Life Insurance and
    Annuity Corporation for mortality and
    expense risk charges..................          6,985           39,138            3,390               42
                                             ------------     ------------     ------------     ------------
      Total net assets....................   $  3,967,095     $ 21,393,425     $  8,527,483     $    178,626
                                             ============     ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
    CSVUL Policies........................   $  3,967,095     $ 21,393,425     $    166,266     $        219
    CESVUL Policies.......................             --               --               --               --
    CESVUL2 Policies......................             --               --        8,361,217          178,407
                                             ------------     ------------     ------------     ------------
      Total net assets....................   $  3,967,095     $ 21,393,425     $  8,527,483     $    178,626
                                             ============     ============     ============     ============
    CSVUL Variable accumulation unit
      value...............................   $      13.95     $       8.72     $       1.18     $      10.09
                                             ============     ============     ============     ============
    CESVUL Variable accumulation unit
      value...............................   $         --     $         --     $         --     $         --
                                             ============     ============     ============     ============
    CESVUL2 Variable accumulation unit
      value...............................   $         --     $      11.21     $       1.01     $      11.98
                                             ============     ============     ============     ============
Identified Cost of Investment.............   $  3,933,004     $ 33,677,513     $  8,531,035     $    174,946
                                             ============     ============     ============     ============

Not all Investment Divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                                       MAINSTAY VP
                      MAINSTAY VP       HIGH YIELD      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
     MAINSTAY VP         GROWTH         CORPORATE         INDEXED       INTERNATIONAL       MID CAP
     GOVERNMENT--       EQUITY--          BOND--          EQUITY--         EQUITY--          CORE--
    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
    ---------------------------------------------------------------------------------------------------
     $    821,889     $ 31,238,488     $  3,261,493     $ 93,593,834     $ 16,425,295     $     45,420

            1,378           57,155            5,830          170,520           29,602               28
     ------------     ------------     ------------     ------------     ------------     ------------
     $    820,511     $ 31,181,333     $  3,255,663     $ 93,423,314     $ 16,395,693     $     45,392
     ============     ============     ============     ============     ============     ============
     $    767,094     $ 30,953,463     $  3,187,581     $ 93,168,471     $ 16,085,768     $         --
               --               --               --               --               --               --
           53,417          227,870           68,082          254,843          309,925           45,392
     ------------     ------------     ------------     ------------     ------------     ------------
     $    820,511     $ 31,181,333     $  3,255,663     $ 93,423,314     $ 16,395,693     $     45,392
     ============     ============     ============     ============     ============     ============
     $      13.63     $      10.56     $      14.54     $      10.41     $      11.52     $         --
     ============     ============     ============     ============     ============     ============
     $         --     $         --     $         --     $         --     $         --     $         --
     ============     ============     ============     ============     ============     ============
     $      10.42     $      12.12     $      13.10     $      10.44     $      12.71     $      13.17
     ============     ============     ============     ============     ============     ============
     $    810,613     $ 41,225,875     $  2,840,376     $114,160,977     $ 16,670,167     $     37,258
     ============     ============     ============     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003

                                                                               MAINSTAY VP      MAINSTAY VP
                                                                                 AMERICAN      DREYFUS LARGE
                                             MAINSTAY VP      MAINSTAY VP     CENTURY INCOME      COMPANY
                                            TOTAL RETURN--      VALUE--        AND GROWTH--       VALUE--
                                            INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
                                            -----------------------------------------------------------------
ASSETS:
  Investment at net asset value...........   $  1,258,537     $     61,278     $      4,006     $    390,057

LIABILITIES:
  Liability to New York Life Insurance and
    Annuity Corporation for mortality and
    expense risk charges..................          2,269               42                3              670
                                             ------------     ------------     ------------     ------------
      Total net assets....................   $  1,256,268     $     61,236     $      4,003     $    389,387
                                             ============     ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
    CSVUL Policies........................   $  1,256,268     $      2,282     $         --     $    352,899
    CESVUL Policies.......................             --               --               --               --
    CESVUL2 Policies......................             --           58,954            4,003           36,488
                                             ------------     ------------     ------------     ------------
      Total net assets....................   $  1,256,268     $     61,236     $      4,003     $    389,387
                                             ============     ============     ============     ============
    CSVUL Variable accumulation unit
      value...............................   $       8.62     $       9.80     $         --     $      10.39
                                             ============     ============     ============     ============
    CESVUL Variable accumulation unit
      value...............................   $         --     $         --     $         --     $         --
                                             ============     ============     ============     ============
    CESVUL2 Variable accumulation unit
      value...............................   $         --     $      13.05     $      10.63     $      12.82
                                             ============     ============     ============     ============
Identified Cost of Investment.............   $  1,373,248     $     49,137     $      3,771     $    396,464
                                             ============     ============     ============     ============

Not all Investment Divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

     MAINSTAY VP
     EAGLE ASSET
      MANAGEMENT      ALGER AMERICAN                       DREYFUS IP      DREYFUS VIF                       FIDELITY(R) VIP
        GROWTH            SMALL                            TECHNOLOGY       DEVELOPING     FIDELITY(R) VIP       EQUITY-
       EQUITY--      CAPITALIZATION--   CALVERT SOCIAL      GROWTH--        LEADERS--      CONTRAFUND(R)--      INCOME--
    INITIAL CLASS     CLASS O SHARES       BALANCED      INITIAL SHARES   INITIAL SHARES    INITIAL CLASS     INITIAL CLASS
    ------------------------------------------------------------------------------------------------------------------------
     $    410,654      $    271,362      $     27,487     $        966     $    198,153     $  1,251,607      $  1,559,072

              557               375                49               --              123            1,237             2,791
     ------------      ------------      ------------     ------------     ------------     ------------      ------------
     $    410,097      $    270,987      $     27,438     $        966     $    198,030     $  1,250,370      $  1,556,281
     ============      ============      ============     ============     ============     ============      ============
     $    252,175      $    198,820      $     27,438     $         --     $         --     $    411,561      $  1,518,344
               --                --                --               --               --               --                --
          157,922            72,167                --              966          198,030          838,809            37,937
     ------------      ------------      ------------     ------------     ------------     ------------      ------------
     $    410,097      $    270,987      $     27,438     $        966     $    198,030     $  1,250,370      $  1,556,281
     ============      ============      ============     ============     ============     ============      ============
     $       5.97      $       7.99      $      11.01     $         --     $         --     $      13.46      $      11.32
     ============      ============      ============     ============     ============     ============      ============
     $         --      $         --      $         --     $         --     $         --     $         --      $         --
     ============      ============      ============     ============     ============     ============      ============
     $      10.08      $      12.27      $         --     $       9.90     $       9.95     $      11.80      $      13.35
     ============      ============      ============     ============     ============     ============      ============
     $    477,563      $    233,315      $     25,352     $        969     $    157,782     $  1,124,502      $  1,421,035
     ============      ============      ============     ============     ============     ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003


                                                                                FIDELITY(R) VIP
                                            FIDELITY(R) VIP   FIDELITY(R) VIP     INVESTMENT      FIDELITY(R) VIP
                                               GROWTH--         INDEX 500--      GRADE BOND--        MID-CAP--
                                             INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                                            ---------------------------------------------------------------------
ASSETS:
  Investment at net asset value...........   $    208,421      $    394,464      $    616,227      $    276,578

LIABILITIES:
  Liability to New York Life Insurance and
    Annuity Corporation for mortality and
    expense risk charges..................             66               230               371               159
                                             ------------      ------------      ------------      ------------
      Total net assets....................   $    208,355      $    394,234      $    615,856      $    276,419
                                             ============      ============      ============      ============
TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
    CSVUL Policies........................   $         --      $         --      $         --      $         --
    CESVUL Policies.......................             --                --                --                --
    CESVUL2 Policies......................        208,355           394,234           615,856           276,419
                                             ------------      ------------      ------------      ------------
      Total net assets....................   $    208,355      $    394,234      $    615,856      $    276,419
                                             ============      ============      ============      ============
    CSVUL Variable accumulation unit
      value...............................   $         --      $         --      $         --      $         --
                                             ============      ============      ============      ============
    CESVUL Variable accumulation unit
      value...............................   $         --      $         --      $         --      $         --
                                             ============      ============      ============      ============
    CESVUL2 Variable accumulation unit
      value...............................   $      10.07      $      12.08      $      11.39      $      11.95
                                             ============      ============      ============      ============
Identified Cost of Investment.............   $    186,295      $    338,861      $    604,174      $    220,921
                                             ============      ============      ============      ============

Not all Investment Divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                                      JANUS ASPEN
                     JANUS ASPEN         SERIES        LORD ABBETT
                        SERIES         WORLDWIDE      SERIES FUND--        MFS(R)
  FIDELITY(R) VIP     BALANCED--        GROWTH--         MID-CAP       INVESTORS TRUST   MFS(R) UTILITIES
    OVERSEAS--      INSTITUTIONAL    INSTITUTIONAL        VALUE           SERIES--           SERIES--
   INITIAL CLASS        SHARES           SHARES         PORTFOLIO       INITIAL CLASS     INITIAL CLASS
  -------------------------------------------------------------------------------------------------------
<S
   $      9,703      $ 11,280,397     $    468,346     $    345,345     $    108,733       $    224,376

              5            19,587              788              178               69                143
   ------------      ------------     ------------     ------------     ------------       ------------
   $      9,698      $ 11,260,810     $    467,558     $    345,167     $    108,664       $    224,233
   ============      ============     ============     ============     ============       ============
   $         --      $ 10,666,660     $    437,401     $         --     $         --       $         --
             --                --               --               --               --                 --
          9,698           594,150           30,157          345,167          108,664            224,233
   ------------      ------------     ------------     ------------     ------------       ------------
   $      9,698      $ 11,260,810     $    467,558     $    345,167     $    108,664       $    224,233
   ============      ============     ============     ============     ============       ============
   $         --      $      14.59     $      10.41     $         --     $         --       $         --
   ============      ============     ============     ============     ============       ============
   $         --      $         --     $         --     $         --     $         --       $         --
   ============      ============     ============     ============     ============       ============
   $      13.23      $      10.60     $       9.77     $      12.06     $      11.60       $      11.14
   ============      ============     ============     ============     ============       ============
   $      7,923      $ 11,158,913     $    512,826     $    314,528     $     97,652       $    204,848
   ============      ============     ============     ============     ============       ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2003

                                           MORGAN STANLEY
                                                UIF          MORGAN STANLEY     SCUDDER VIT
                                              EMERGING          UIF U.S.         SMALL CAP      T. ROWE PRICE    T. ROWE PRICE
                                              MARKETS        REAL ESTATE--    INDEX-- CLASS A   EQUITY INCOME     LIMITED-TERM
                                          EQUITY-- CLASS I      CLASS I           SHARES          PORTFOLIO      BOND PORTFOLIO
                                          -------------------------------------------------------------------------------------
ASSETS:
  Investment at net asset value.........    $     30,937      $    658,573     $        994      $  1,955,582     $    133,974

LIABILITIES:
  Liability to New York Life Insurance
    and Annuity Corporation for
    mortality and expense risk
    charges.............................              57               400               --             1,521               75
                                            ------------      ------------     ------------      ------------     ------------
      Total net assets..................    $     30,880      $    658,173     $        994      $  1,954,061     $    133,899
                                            ============      ============     ============      ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
    CSVUL Policies......................    $     30,880      $         --     $         --      $    286,403     $         --
    CESVUL Policies.....................              --                --               --                --               --
    CESVUL2 Policies....................              --           658,173              994         1,667,658          133,899
                                            ------------      ------------     ------------      ------------     ------------
      Total net assets..................    $     30,880      $    658,173     $        994      $  1,954,061     $    133,899
                                            ============      ============     ============      ============     ============
    CSVUL Variable accumulation unit
      value.............................    $      10.48      $         --     $         --      $      12.36     $         --
                                            ============      ============     ============      ============     ============
    CESVUL Variable accumulation unit
      value.............................    $         --      $         --     $         --      $         --     $         --
                                            ============      ============     ============      ============     ============
    CESVUL2 Variable accumulation unit
      value.............................    $         --      $      12.38     $      10.37      $      10.50     $      10.55
                                            ============      ============     ============      ============     ============
Identified Cost of Investment...........    $     22,270      $    558,723     $        969      $  1,778,671     $    134,409
                                            ============      ============     ============      ============     ============

Not all Investment Divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENT OF OPERATIONS
For the year ended December 31, 2003


                                                              MainStay VP
                                             MainStay VP        Capital        MainStay VP      MainStay VP      MainStay VP
                                                Bond--       Appreciation--        Cash        Convertible--     Government--
                                            Initial Class    Initial Class      Management     Initial Class    Initial Class
                                            ----------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.........................  $     162,916    $      42,372    $      34,245    $       3,613    $      38,469
  Mortality and expense risk charges......        (27,113)        (132,195)         (13,586)             (44)          (5,428)
                                            -------------    -------------    -------------    -------------    -------------
      Net investment income (loss)........        135,803          (89,823)          20,659            3,569           33,041
                                            -------------    -------------    -------------    -------------    -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.......        195,560          688,892        3,111,247              788           46,087
  Cost of investments sold................       (182,918)      (1,235,494)      (3,111,365)            (734)         (43,190)
                                            -------------    -------------    -------------    -------------    -------------
      Net realized gain (loss) on
        investments.......................         12,642         (546,602)            (118)              54            2,897
  Realized gain distribution received.....         97,348               --               --               --               --
  Change in unrealized appreciation
    (depreciation) on investments.........       (100,260)       5,113,167             (144)           3,774          (26,204)
                                            -------------    -------------    -------------    -------------    -------------
      Net gain (loss) on investments......          9,730        4,566,565             (262)           3,828          (23,307)
                                            -------------    -------------    -------------    -------------    -------------
        Net increase (decrease) in net
          assets resulting from
          operations......................  $     145,533    $   4,476,742    $      20,397    $       7,397    $       9,734
                                            =============    =============    =============    =============    =============

                                             MainStay VP                       MainStay VP
                                               American       MainStay VP      Eagle Asset
                                               Century       Dreyfus Large      Management      Alger American
                                              Income and        Company           Growth            Small            Calvert
                                               Growth--         Value--          Equity--      Capitalization--       Social
                                            Initial Class    Initial Class    Initial Class     Class O Shares       Balanced
                                            ----------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.........................  $          50    $       2,747    $         621     $          --     $         488
  Mortality and expense risk charges......             (7)          (2,231)          (1,843)           (1,075)             (163)
                                            -------------    -------------    -------------     -------------     -------------
      Net investment income (loss)........             43              516           (1,222)           (1,075)              325
                                            -------------    -------------    -------------     -------------     -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.......             80           23,115           18,642            18,428            14,858
  Cost of investments sold................            (90)         (27,905)         (32,498)          (30,526)          (15,089)
                                            -------------    -------------    -------------     -------------     -------------
      Net realized gain (loss) on
        investments.......................            (10)          (4,790)         (13,856)          (12,098)             (231)
  Realized gain distribution received.....             --               --               --                --                --
  Change in unrealized appreciation
    (depreciation) on investments.........            682           86,767           94,934            73,680             4,220
                                            -------------    -------------    -------------     -------------     -------------
      Net gain (loss) on investments......            672           81,977           81,078            61,582             3,989
                                            -------------    -------------    -------------     -------------     -------------
        Net increase (decrease) in net
          assets resulting from
          operations......................  $         715    $      82,493    $      79,856     $      60,507     $       4,314
                                            =============    =============    =============     =============     =============


                                               Dreyfus IP
                                               Technology
                                            Growth-- Initial
                                                Shares(a)
                                            -----------------
INVESTMENT INCOME (LOSS):
  Dividend income.........................    $          --
  Mortality and expense risk charges......               --
                                              -------------
      Net investment income (loss)........               --
                                              -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.......               --
  Cost of investments sold................               --
                                              -------------
      Net realized gain (loss) on
        investments.......................               --
  Realized gain distribution received.....               --
  Change in unrealized appreciation
    (depreciation) on investments.........               (3)
                                              -------------
      Net gain (loss) on investments......               (3)
                                              -------------
        Net increase (decrease) in net
          assets resulting from
          operations......................    $          (3)
                                              =============

 Not all Investment Divisions are available under all policies.
(a) For the period November 2003 (Commencement of Investments) through December 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                     MainStay VP
     MainStay VP     High Yield      MainStay VP     MainStay VP     MainStay VP     MainStay VP
       Growth         Corporate        Indexed      International      Mid Cap          Total        MainStay VP
      Equity--         Bond--         Equity--        Equity--         Core--         Return--         Value--
    Initial Class   Initial Class   Initial Class   Initial Class   Initial Class   Initial Class   Initial Class
    -------------------------------------------------------------------------------------------------------------
    $    292,225    $    216,047    $  1,106,779    $    259,038    $        163    $     21,883    $         828
        (189,966)        (19,762)       (570,383)        (95,327)            (69)         (7,892)            (131)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
         102,259         196,285         536,396         163,711              94          13,991              697
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
       1,071,671         243,613       2,920,522         520,810             894          43,557            2,817
      (1,684,079)       (251,782)     (4,180,388)       (631,806)           (831)        (67,390)          (2,680)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
        (612,408)         (8,169)     (1,259,866)       (110,996)             63         (23,833)             137
              --              --              --              --              --              --               --
       6,962,857         672,367      20,982,488       3,640,343           8,625         216,859           12,124
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
       6,350,449         664,198      19,722,622       3,529,347           8,688         193,026           12,261
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
       6,452,708
    $               $    860,483    $ 20,259,018    $  3,693,058    $      8,782    $    207,017    $      12,958
    =============   =============   =============   =============   =============   =============   =============

                                                                                               FIDELITY(R) VIP
      Dreyfus VIF                        Fidelity(R) VIP                                         INVESTMENT
       Developing      Fidelity(R) VIP       EQUITY-       FIDELITY(R) VIP   FIDELITY(R) VIP        GRADE        FIDELITY(R) VIP
       LEADERS--       CONTRAFUND(R)--      INCOME--          GROWTH--         INDEX 500--         BOND--           MID-CAP--
     Initial Shares     Initial Class     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
    ----------------------------------------------------------------------------------------------------------------------------
     $          49      $       2,454     $      18,937     $          45     $         841     $       9,301     $          80
              (318)            (3,476)           (8,962)             (158)             (492)             (972)             (305)
     -------------      -------------     -------------     -------------     -------------     -------------     -------------
              (269)            (1,022)            9,975              (113)              349             8,329              (225)
     -------------      -------------     -------------     -------------     -------------     -------------     -------------
            11,979             65,911           105,508             1,500             6,945            54,713             3,206
           (11,171)           (76,280)         (116,650)           (1,705)           (6,813)          (54,308)           (3,258)
     -------------      -------------     -------------     -------------     -------------     -------------     -------------
               808            (10,369)          (11,142)             (205)              132               405               (52)
                --                 --                --                --                --             3,273                --
            42,257            212,453           376,339            24,484            58,831             6,564            56,102
     -------------      -------------     -------------     -------------     -------------     -------------     -------------
            43,065            202,084           365,197            24,279            58,963            10,242            56,050
     -------------      -------------     -------------     -------------     -------------     -------------     -------------
     $      42,796      $     201,062     $     375,172     $      24,166     $      59,312     $      18,571     $      55,825
     =============      =============     =============     =============     =============     =============     =============


     FIDELITY(R) VIP
       OVERSEAS--
      INITIAL CLASS
    ------------------------------------------------------------------------------------------
      $          19
                (11)
      -------------
                  8
      -------------
              1,738
             (1,614)
      -------------
                124
                 --
              1,951
      -------------
              2,075
      -------------
      $       2,083
      =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2003

                                                                Janus Aspen
                                                Janus Aspen       Series        Lord Abbett       MFS(R)
                                                  Series         Worldwide     Series Fund--     Investors        MFS(R)
                                                Balanced--       Growth--         Mid-Cap          Trust         Utilities
                                               Institutional   Institutional       Value         Series--        Series--
                                                  Shares          Shares         Portfolio     Initial Class   Initial Class
                                               -----------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income............................  $     233,331   $       4,403   $      1,600    $         324   $       4,472
  Mortality and expense risk charges.........        (70,562)         (2,574)          (274)            (153)           (481)
                                               -------------   -------------   -------------   -------------   -------------
      Net investment income (loss)...........        162,769           1,829          1,326              171           3,991
                                               -------------   -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments..........        434,818          38,498          2,778            3,728           4,910
  Cost of investments sold...................       (399,523)        (80,910)        (2,577)          (3,681)         (5,441)
                                               -------------   -------------   -------------   -------------   -------------
      Net realized gain (loss) on
        investments..........................         35,295         (42,412)           201               47            (531)
  Realized gain distribution received........             --              --          3,307               --              --
  Change in unrealized appreciation
    (depreciation) on investments............      1,131,335         129,245         31,171           13,434          55,934
                                               -------------   -------------   -------------   -------------   -------------
      Net gain (loss) on investments.........      1,166,630          86,833         34,679           13,481          55,403
                                               -------------   -------------   -------------   -------------   -------------
        Net increase (decrease) in net assets
          resulting from operations..........  $   1,329,399   $      88,662   $     36,005    $      13,652   $      59,394
                                               =============   =============   =============   =============   =============

 Not all Investment Divisions are available under all policies.
(a) For the period November 2003 (Commencement of Investments) through December 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

    Morgan Stanley
     UIF Emerging    Morgan Stanley    Scudder VIT                       T.Rowe Price
       Markets       UIF U.S. Real      Small Cap       T.Rowe Price       Limited-
       Equity--         Estate--      Index--Class A   Equity Income      Term Bond
       Class I          Class I         Shares(a)        Portfolio        Portfolio
    ----------------------------------------------------------------------------------
    $          --    $          --    $          --    $      24,660    $       2,489
             (158)            (998)              --           (4,581)            (172)
    -------------    -------------    -------------    -------------    -------------
             (158)            (998)              --           20,079            2,317
    -------------    -------------    -------------    -------------    -------------
            6,229            9,732               --          121,583            2,093
           (5,843)          (9,865)              --         (134,828)          (2,061)
    -------------    -------------    -------------    -------------    -------------
              386             (133)              --          (13,245)              32
               --               --               --               --              244
            9,331          130,922               25          321,824             (764)
    -------------    -------------    -------------    -------------    -------------
            9,717          130,789               25          308,579             (488)
    -------------    -------------    -------------    -------------    -------------
    $       9,559    $     129,791    $          25    $     328,658    $       1,829
    =============    =============    =============    =============    =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2003 and December 31, 2002


                                                                  MAINSTAY VP                   MAINSTAY VP
                                                                    BOND--                CAPITAL APPRECIATION--
                                                                 INITIAL CLASS                 INITIAL CLASS
                                                          ---------------------------   ---------------------------
                                                              2003           2002           2003           2002
                                                          ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).........................  $    135,803   $    120,497   $    (89,823)  $   (125,758)
   Net realized gain (loss) on investments..............        12,642         (3,464)      (546,602)      (443,230)
   Realized gain distribution received..................        97,348          2,924             --             --
   Change in unrealized appreciation (depreciation) on
    investments.........................................      (100,260)       146,556      5,113,167     (7,401,453)
                                                          ------------   ------------   ------------   ------------
    Net increase (decrease) in net assets
      resulting from operations.........................       145,533        266,513      4,476,742     (7,970,441)
                                                          ------------   ------------   ------------   ------------
 Contributions and (withdrawals):
   Payments received from policyowners..................       632,778        630,723        235,823        180,061
   Cost of insurance....................................      (129,801)      (117,734)      (514,720)      (470,377)
   Policyowners' surrenders.............................            --           (354)       (14,435)        (1,023)
   Net transfers from (to) Fixed Account................           111             57             --         28,863
   Transfers between Investment Divisions...............            --          1,972             --             --
   Policyowners' death benefits.........................       (11,726)       (14,629)       (31,025)            --
                                                          ------------   ------------   ------------   ------------
    Net contributions and (withdrawals).................       491,362        500,035       (324,357)      (262,476)
                                                          ------------   ------------   ------------   ------------
   Increase (decrease) attributable to New York Life
    Insurance and Annuity Corporation charges retained
    by the Separate Account.............................          (183)          (327)        (5,756)        12,295
                                                          ------------   ------------   ------------   ------------
      Increase (decrease) in net assets.................       636,712        766,221      4,146,629     (8,220,622)
NET ASSETS:
   Beginning of year....................................     3,330,383      2,564,162     17,246,796     25,467,418
                                                          ------------   ------------   ------------   ------------
   End of year..........................................  $  3,967,095   $  3,330,383   $ 21,393,425   $ 17,246,796
                                                          ============   ============   ============   ============

                                                                  MAINSTAY VP
                                                                  HIGH YIELD                    MAINSTAY VP
                                                               CORPORATE BOND--              INDEXED EQUITY--
                                                                 INITIAL CLASS                 INITIAL CLASS
                                                          ---------------------------   ---------------------------
                                                              2003           2002           2003           2002
                                                          ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).........................  $    196,285   $    203,491   $    536,396   $    483,540
   Net realized gain (loss) on investments..............        (8,169)       (19,918)    (1,259,866)    (1,068,212)
   Realized gain distribution received..................            --             --             --        270,694
   Change in unrealized appreciation (depreciation) on
    investments.........................................       672,367       (189,678)    20,982,488    (21,870,329)
                                                          ------------   ------------   ------------   ------------
    Net increase (decrease) in net assets resulting from
      operations........................................       860,483         (6,105)    20,259,018    (22,184,307)
                                                          ------------   ------------   ------------   ------------
 Contributions and (withdrawals):
   Payments received from policyowners..................       525,802        523,304      1,303,197      1,253,048
   Cost of insurance....................................      (108,413)       (83,379)    (2,200,223)    (1,982,062)
   Policyowners' surrenders.............................       (77,843)        (2,690)       (33,558)       (28,472)
   Net transfers from (to) Fixed Account................        (1,558)       (10,199)         1,023         22,086
   Transfers between Investment Divisions...............            --      1,100,177        164,964             --
   Policyowners' death benefits.........................       (10,976)        (4,277)      (132,281)        (3,624)
                                                          ------------   ------------   ------------   ------------
    Net contributions and (withdrawals).................       327,012      1,522,936       (896,878)      (739,024)
                                                          ------------   ------------   ------------   ------------
   Increase (decrease) attributable to New York Life
    Insurance and Annuity Corporation charges retained
    by the Separate Account.............................        (1,295)           188        (26,319)        41,666
                                                          ------------   ------------   ------------   ------------
      Increase (decrease) in net assets.................     1,186,200      1,517,019     19,335,821    (22,881,665)
NET ASSETS:
   Beginning of year....................................     2,069,463        552,444     74,087,493     96,969,158
                                                          ------------   ------------   ------------   ------------
   End of year..........................................  $  3,255,663   $  2,069,463   $ 93,423,314   $ 74,087,493
                                                          ============   ============   ============   ============

Not all Investment Divisions are available under all policies.
(a) For the period April 2002 (Commencement of Investments) through December 2002.
(b) For the period May 2002 (Commencement of Investments) through December 2002.
(c) For the period November 2002 (Commencement of Investments) through December 2002.
(d) For the period December 2002 (Commencement of Investments) through December 2002.
(e) For the period November 2003 (Commencement of Investments) through December 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I


                                          MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP
            MAINSTAY VP                  CONVERTIBLE--                 GOVERNMENT--                 GROWTH EQUITY--
          CASH MANAGEMENT                INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2003           2002           2003           2002           2003           2002           2003           2002
    ---------------------------------------------------------------------------------------------------------------------
    $     20,659   $     29,273   $      3,569   $         32   $     33,041   $     14,569   $    102,259   $     64,437
            (118)            23             54             --          2,897          1,443       (612,408)      (476,887)
              --             22             --             --             --             --             --             --
            (144)           (19)         3,774            (52)       (26,204)        39,360      6,962,857     (7,695,754)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          20,397         29,299          7,397            (20)         9,734         55,372      6,452,708     (8,108,204)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       1,261,989         94,936          5,481             --        145,637        145,489      1,203,930      1,200,468
        (122,944)       (59,762)          (402)           (12)       (30,409)       (28,146)      (776,780)      (702,533)
              --       (840,034)            --             --             --        (19,667)       (44,838)       (51,631)
       5,616,610      4,893,791             74          1,145         21,596         18,692          1,427        109,257
      (2,519,794)            --        164,964             --             --             --             --             --
              --             --             --             --         (2,813)        (3,550)       (39,705)        (3,336)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       4,235,861      4,088,931        170,117          1,133        134,011        112,818        344,034        552,225
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
             (16)           (25)            (1)            --             (5)           (83)        (8,355)        14,194
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       4,256,242      4,118,205        177,513          1,113        143,740        168,107      6,788,387     (7,541,785)
       4,271,241        153,036          1,113             --        676,771        508,664     24,392,946     31,934,731
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $  8,527,483   $  4,271,241   $    178,626   $      1,113   $    820,511   $    676,771   $ 31,181,333   $ 24,392,946
    ============   ============   ============   ============   ============   ============   ============   ============

            MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP
      INTERNATIONAL EQUITY--            MID CAP CORE--                TOTAL RETURN--                    VALUE--
           INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2003           2002           2003         2002(C)          2003           2002           2003           2002
    ---------------------------------------------------------------------------------------------------------------------
    $    163,711   $     88,612   $         94   $         44   $     13,991   $     15,747   $        697   $        532
        (110,996)      (109,744)            63              1        (23,833)       (17,598)           137         (5,162)
              --             --             --             --             --             --             --             35
       3,640,343       (671,675)         8,625           (463)       216,859       (160,010)        12,124            (64)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       3,693,058       (692,807)         8,782           (418)       207,017       (161,861)        12,958         (4,659)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         203,990        151,899         21,494             --        288,890        290,034         10,092         14,972
        (386,319)      (320,427)          (921)           (73)       (36,206)       (31,566)        (2,914)        (2,861)
         (20,992)        (4,285)            --             --             --             --             --        (18,736)
             613         56,516             --         16,532             --             --             --         30,848
         164,964         (1,034)            --             --             --             --             --             --
         (22,912)            --             --             --             --             --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         (60,656)      (117,331)        20,573         16,459        252,684        258,468          7,178         24,223
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          (5,277)         2,698             (4)            --           (263)           257             (5)             8
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       3,627,125       (807,440)        29,351         16,041        459,438         96,864         20,131         19,572
      12,768,568     13,576,008         16,041             --        796,830        699,966         41,105         21,533
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 16,395,693   $ 12,768,568   $     45,392   $     16,041   $  1,256,268   $    796,830   $     61,236   $     41,105
    ============   ============   ============   ============   ============   ============   ============   ============

             MAINSTAY VP
          AMERICAN CENTURY
         INCOME AND GROWTH--
            INITIAL CLASS
     ---------------------------
         2003         2002(B)
     ---------------------------
     $         43   $         22
              (10)            (7)
               --             --
              682           (448)
     ------------   ------------
              715           (433)
     ------------   ------------
            1,305             --
              (74)           (42)
               --             --
               --          2,532
               --             --
               --             --
     ------------   ------------
            1,231          2,490
     ------------   ------------
               --             --
     ------------   ------------
            1,946          2,057
            2,057             --
     ------------   ------------
     $      4,003   $      2,057
     ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2003 and December 31, 2002

                                                                                                MAINSTAY VP
                                                                  MAINSTAY VP                   EAGLE ASSET
                                                                 DREYFUS LARGE                  MANAGEMENT
                                                                COMPANY VALUE--               GROWTH EQUITY--
                                                                 INITIAL CLASS                 INITIAL CLASS
                                                          ---------------------------   ---------------------------
                                                              2003           2002           2003           2002
                                                          ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).........................  $        516   $       (211)  $     (1,222)  $     (1,331)
   Net realized gain (loss) on investments..............        (4,790)        (7,090)       (13,856)       (14,968)
   Realized gain distribution received..................            --             --             --             --
   Change in unrealized appreciation (depreciation) on
    investments.........................................        86,767        (77,215)        94,934        (63,714)
                                                          ------------   ------------   ------------   ------------
    Net increase (decrease) in net assets resulting from
      operations........................................        82,493        (84,516)        79,856        (80,013)
                                                          ------------   ------------   ------------   ------------
 Contributions and (withdrawals):
   Payments received from policyowners..................        43,759         44,223        101,239         51,269
   Cost of insurance....................................       (20,954)       (19,353)       (16,954)       (12,875)
   Policyowners' surrenders.............................            --        (26,657)            --         (8,403)
   Net transfers from (to) Fixed Account................            --         26,551             --         62,454
   Transfers between Investment Divisions...............            --             --             --             --
   Policyowners' death benefits.........................            --             --             --             --
                                                          ------------   ------------   ------------   ------------
    Net contributions and (withdrawals).................        22,805         24,764         84,285         92,445
                                                          ------------   ------------   ------------   ------------
   Increase (decrease) attributable to New York Life
    Insurance and Annuity Corporation charges retained
    by the Separate Account.............................          (102)           146            (78)           126
                                                          ------------   ------------   ------------   ------------
      Increase (decrease) in net assets.................       105,196        (59,606)       164,063         12,558
NET ASSETS:
   Beginning of year....................................       284,191        343,797        246,034        233,476
                                                          ------------   ------------   ------------   ------------
   End of year..........................................  $    389,387   $    284,191   $    410,097   $    246,034
                                                          ============   ============   ============   ============

                                                                FIDELITY(R) VIP                FIDELITY(R) VIP
                                                                EQUITY-INCOME--                    GROWTH--
                                                                 INITIAL CLASS                  INITIAL CLASS
                                                          ---------------------------   ------------------------------
                                                              2003           2002           2003           2002(B)
                                                          ------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).........................  $      9,975   $     11,530   $       (113)   $        (15)
   Net realized gain (loss) on investments..............       (11,142)        (7,883)          (205)            (75)
   Realized gain distribution received..................            --         25,632             --              --
   Change in unrealized appreciation (depreciation) on
    investments.........................................       376,339       (221,321)        24,484          (2,358)
                                                          ------------   ------------   ------------    ------------
    Net increase (decrease) in net assets resulting from
      operations........................................       375,172       (192,042)        24,166          (2,448)
                                                          ------------   ------------   ------------    ------------
 Contributions and (withdrawals):
   Payments received from policyowners..................       274,097        285,205         13,919          12,823
   Cost of insurance....................................       (52,134)       (46,971)        (1,435)           (316)
   Policyowners' surrenders.............................       (25,276)       (16,485)            --              --
   Net transfers from (to) Fixed Account................          (769)         6,363         37,794           4,916
   Transfers between Investment Divisions...............            --             --        118,945              --
   Policyowners' death benefits.........................        (5,076)        (7,396)            --              --
                                                          ------------   ------------   ------------    ------------
    Net contributions and (withdrawals).................       190,842        220,716        169,223          17,423
                                                          ------------   ------------   ------------    ------------
   Increase (decrease) attributable to New York Life
    Insurance and Annuity Corporation charges retained
    by the Separate Account.............................          (464)           440             (8)             (1)
                                                          ------------   ------------   ------------    ------------
      Increase (decrease) in net assets.................       565,550         29,114        193,381          14,974
NET ASSETS:
   Beginning of year....................................       990,731        961,617         14,974              --
                                                          ------------   ------------   ------------    ------------
   End of year..........................................  $  1,556,281   $    990,731   $    208,355    $     14,974
                                                          ============   ============   ============    ============

Not all Investment Divisions are available under all policies.
(a) For the period April 2002 (Commencement of Investments) through December 2002.
(b) For the period May 2002 (Commencement of Investments) through December 2002.
(c) For the period November 2002 (Commencement of Investments) through December 2002.
(d) For the period December 2002 (Commencement of Investments) through December 2002.
(e) For the period November 2003 (Commencement of Investments) through December 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

                                                                   DREYFUS IP
          ALGER AMERICAN                                           TECHNOLOGY              DREYFUS VIF
      SMALL CAPITALIZATION--                CALVERT                 GROWTH--          DEVELOPING LEADERS--
          CLASS O SHARES                SOCIAL BALANCED          INITIAL SHARES          INITIAL SHARES
    ---------------------------   ---------------------------   ----------------   ---------------------------
        2003           2002           2003           2002           2003(E)            2003         2002(B)
    ----------------------------------------------------------------------------------------------------------
    $     (1,075)  $       (671)  $        325   $        633     $         --     $       (269)  $         (5)
         (12,098)       (23,184)          (231)        (4,926)              --              808             (9)
              --             --             --             --               --               --             --
          73,680         (4,805)         4,220          2,532               (3)          42,257         (1,887)
    ------------   ------------   ------------   ------------     ------------     ------------   ------------
          60,507        (28,660)         4,314         (1,761)              (3)          42,796         (1,901)
    ------------   ------------   ------------   ------------     ------------     ------------   ------------
          64,614         52,563         12,547         23,100              969           50,590             --
          (5,600)        (5,081)        (3,057)        (3,453)              --           (4,972)          (295)
         (10,882)            --        (10,711)            --               --               --             --
            (994)       (20,927)          (924)       (28,547)              --           75,588         36,240
          65,417             --             --             --               --               --             --
              --           (408)            --           (466)              --               --             --
    ------------   ------------   ------------   ------------     ------------     ------------   ------------
         112,555         26,147         (2,145)        (9,366)             969          121,206         35,945
    ------------   ------------   ------------   ------------     ------------     ------------   ------------
             (72)            51             (5)             2               --              (16)            --
    ------------   ------------   ------------   ------------     ------------     ------------   ------------
         172,990         (2,462)         2,164        (11,125)             966          163,986         34,044
          97,997        100,459         25,274         36,399               --           34,044             --
    ------------   ------------   ------------   ------------     ------------     ------------   ------------
    $    270,987   $     97,997   $     27,438   $     25,274     $        966     $    198,030   $     34,044
    ============   ============   ============   ============     ============     ============   ============


           FIDELITY(R) VIP
           CONTRAFUND(R)--
            INITIAL CLASS
     ---------------------------
         2003           2002
     ---------------------------
     $     (1,022)  $        490
          (10,369)       (16,251)
               --             --
          212,453        (26,003)
     ------------   ------------
          201,062        (41,764)
     ------------   ------------
          177,654         80,417
          (30,125)       (22,834)
           (6,981)       (60,058)
             (678)       127,514
          457,096             --
               --           (316)
     ------------   ------------
          596,966        124,723
     ------------   ------------
             (169)            77
     ------------   ------------
          797,859         83,036
          452,511        369,475
     ------------   ------------
     $  1,250,370   $    452,511
     ============   ============

                                        FIDELITY(R) VIP
          FIDELITY(R) VIP                 INVESTMENT                  FIDELITY(R) VIP               FIDELITY(R) VIP
            INDEX 500--                  GRADE BOND--                    MID-CAP--                    OVERSEAS--
           INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2003         2002(D)          2003         2002(B)          2003         2002(B)          2003         2002(D)
    ---------------------------------------------------------------------------------------------------------------------
    $        349   $        (11)  $      8,329   $        (66)  $       (225)  $         (8)  $          8   $         --
             132             --            405             14            (52)           (20)           124             --
              --             --          3,273             --             --             --             --             --
          58,831         (3,228)         6,564          5,489         56,102           (446)         1,951           (170)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          59,312         (3,239)        18,571          5,437         55,825           (474)         2,083           (170)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          60,945             --        268,699          4,319         10,408          4,318          5,837             --
          (7,311)          (403)       (22,177)        (1,959)        (3,032)          (205)          (316)           (25)
              --             --        (13,495)            --             --             --             --             --
          97,184         56,936         59,390        231,663         64,789         13,978             --          2,290
         130,834             --         65,417             --        130,834             --             --             --
              --             --             --             --             --             --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         281,652         56,533        357,834        234,023        202,999         18,091          5,521          2,265
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
             (24)            --             (8)            (1)           (22)            --             (1)            --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         340,940         53,294        376,397        239,459        258,802         17,617          7,603          2,095
          53,294             --        239,459             --         17,617             --          2,095             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $    394,234   $     53,294   $    615,856   $    239,459   $    276,419   $     17,617   $      9,698   $      2,095
    ============   ============   ============   ============   ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2003 and December 31, 2002

                                                                  JANUS ASPEN                   JANUS ASPEN
                                                                    SERIES                        SERIES
                                                                  BALANCED--                WORLDWIDE GROWTH--
                                                             INSTITUTIONAL SHARES          INSTITUTIONAL SHARES
                                                          ---------------------------   ---------------------------
                                                              2003           2002           2003           2002
                                                          ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).........................  $    162,769   $    173,607   $      1,829   $        722
   Net realized gain (loss) on investments..............        35,295        168,243        (42,412)       (36,419)
   Realized gain distribution received..................            --             --             --             --
   Change in unrealized appreciation (depreciation) on
    investments.........................................     1,131,335     (1,080,792)       129,245        (54,391)
                                                          ------------   ------------   ------------   ------------
    Net increase (decrease) in net assets
      resulting from operations.........................     1,329,399       (738,942)        88,662        (90,088)
                                                          ------------   ------------   ------------   ------------
 Contributions and (withdrawals):
   Payments received from policyowners..................       704,300        471,065        130,738        105,737
   Cost of insurance....................................      (312,850)      (279,642)       (20,539)       (19,768)
   Policyowners' surrenders.............................       (17,322)       (78,905)       (16,957)        (7,911)
   Net transfers from (to) Fixed Account................          (308)       309,131         22,197          9,251
   Transfers between Investment Divisions...............            --     (1,100,177)            --           (938)
   Policyowners' death benefits.........................        (6,472)       (17,822)            --             --
                                                          ------------   ------------   ------------   ------------
    Net contributions and (withdrawals).................       367,348       (696,350)       115,439         86,371
                                                          ------------   ------------   ------------   ------------
   Increase (decrease) attributable to New York Life
    Insurance and Annuity Corporation charges retained
    by the Separate Account.............................        (1,630)         1,588           (113)           168
                                                          ------------   ------------   ------------   ------------
      Increase (decrease) in net assets.................     1,695,117     (1,433,704)       203,988         (3,549)
NET ASSETS:
   Beginning of year....................................     9,565,693     10,999,397        263,570        267,119
                                                          ------------   ------------   ------------   ------------
   End of year..........................................  $ 11,260,810   $  9,565,693   $    467,558   $    263,570
                                                          ============   ============   ============   ============

                                                                MORGAN STANLEY            SCUDDER
                                                                      UIF                   VIT
                                                                     U.S.                SMALL CAP            T. ROWE PRICE
                                                                 REAL ESTATE--          INDEX--CLASS          EQUITY INCOME
                                                                    CLASS I               A SHARES              PORTFOLIO
                                                          ---------------------------   ------------   ---------------------------
                                                              2003         2002(A)        2003(E)          2003           2002
                                                          ------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).........................  $       (998)  $      6,641   $         --   $     20,079   $      9,830
   Net realized gain (loss) on investments..............          (133)          (180)            --        (13,245)        (5,052)
   Realized gain distribution received..................            --          4,968             --             --            310
   Change in unrealized appreciation (depreciation) on
    investments.........................................       130,922        (31,073)            25        321,824       (144,542)
                                                          ------------   ------------   ------------   ------------   ------------
    Net increase (decrease) in net assets
      resulting from operations.........................       129,791        (19,644)            25        328,658       (139,454)
                                                          ------------   ------------   ------------   ------------   ------------
 Contributions and (withdrawals):
   Payments received from policyowners..................        46,046             --            969        305,157        139,244
   Cost of insurance....................................       (10,011)        (2,813)            --        (63,610)       (46,295)
   Policyowners' surrenders.............................            --             --             --        (52,914)       (19,845)
   Net transfers from (to) Fixed Account................            --        243,556             --         93,284        799,471
   Transfers between Investment Divisions...............       271,280             --             --        427,720             --
   Policyowners' death benefits.........................            --             --             --             --             --
                                                          ------------   ------------   ------------   ------------   ------------
    Net contributions and (withdrawals).................       307,315        240,743            969        709,637        872,575
                                                          ------------   ------------   ------------   ------------   ------------
   Increase (decrease) attributable to New York Life
    Insurance and Annuity Corporation charges retained
    by the Separate Account.............................           (48)            16             --           (200)           167
                                                          ------------   ------------   ------------   ------------   ------------
      Increase (decrease) in net assets.................       437,058        221,115            994      1,038,095        733,288
NET ASSETS:
   Beginning of year....................................       221,115             --             --        915,966        182,678
                                                          ------------   ------------   ------------   ------------   ------------
   End of year..........................................  $    658,173   $    221,115   $        994   $  1,954,061   $    915,966
                                                          ============   ============   ============   ============   ============

Not all Investment Divisions are available under all policies.
(a) For the period April 2002 (Commencement of Investments) through December 2002.
(b) For the period May 2002 (Commencement of Investments) through December 2002.
(c) For the period November 2002 (Commencement of Investments) through December 2002.
(d) For the period December 2002 (Commencement of Investments) through December 2002.
(e) For the period November 2003 (Commencement of Investments) through December 2003.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

            LORD ABBETT                     MFS(R)                                                  MORGAN STANLEY
           SERIES FUND--                   INVESTORS                      MFS(R)                          UIF
           MID-CAP VALUE                TRUST SERIES--              UTILITIES SERIES--             EMERGING MARKETS
             PORTFOLIO                   INITIAL CLASS                 INITIAL CLASS                EQUITY--CLASS I
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2003         2002(D)          2003         2002(D)          2003         2002(A)          2003           2002
    ---------------------------------------------------------------------------------------------------------------------
    $      1,326   $         52   $        171   $         (9)  $      3,991   $      3,804   $       (158)  $       (115)
             201             --             47             --           (531)          (618)           386           (341)
           3,307             --             --             --             --             --             --             --
          31,171           (354)        13,434         (2,353)        55,934        (36,406)         9,331           (925)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          36,005           (302)        13,652         (2,362)        59,394        (33,220)         9,559         (1,381)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          10,408             --         52,039             --             --             --          7,827         10,224
          (2,667)           (61)        (3,628)          (299)        (4,436)        (2,280)        (2,230)        (2,301)
              --             --             --             --             --             --         (3,513)            --
              --          9,854             --         49,268             --        204,784           (335)        (9,568)
         291,942             --             --             --             --             --             --             --
              --             --             --             --             --             --             --           (144)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         299,683          9,793         48,411         48,969         (4,436)       202,504          1,749         (1,789)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
             (12)            --             (6)            --            (28)            19            (13)             1
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
         335,676          9,491         62,057         46,607         54,930        169,303         11,295         (3,169)
           9,491             --         46,607             --        169,303             --         19,585         22,754
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $    345,167   $      9,491   $    108,664   $     46,607   $    224,233   $    169,303   $     30,880   $     19,585
    ============   ============   ============   ============   ============   ============   ============   ============


            T. ROWE PRICE
          LIMITED-TERM BOND
              PORTFOLIO
    ------------------------------
        2003            2002(C)
    ------------------------------
    $      2,317      $        156
              32                --
             244                --
            (764)              328
    ------------      ------------
           1,829               484
    ------------      ------------
          35,235                --
          (1,986)             (146)
              --                --
              --            33,065
          65,418                --
              --                --
    ------------      ------------
          98,667            32,919
    ------------      ------------
              --                --
    ------------      ------------
         100,496            33,403
          33,403                --
    ------------      ------------
    $    133,899      $     33,403
    ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I ("CSVUL Separate Account-I") was established on May 24, 1996, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. Investments into CSVUL Separate Account-I commenced on March 27, 1998. CSVUL Separate Account-I funds Corporate Sponsored Variable Universal Life policies ("CSVUL policies"), Corporate Executive Series Variable Universal Life policies ("CESVUL policies"), and CorpExec VUL policies ("CESVUL2 policies"). The policies are designed for Group or Sponsored arrangements who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. The policies are distributed by NYLIFE Distributors LLC and sold by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors LLC, NYLIFE Distributors LLC is a wholly owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"), which is a wholly owned subsidiary of New York Life Insurance Company. CSVUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. As of December 31, 2002, there are no longer any CESVUL policies in force, and sales of CESVUL policies have been discontinued.

The assets of CSVUL Separate Account-I are invested in the shares of the MainStay VP Series Fund, Inc., the Alger American Fund, the American Century(R) Variable Portfolios, Inc., the Calvert Variable Series, Inc., the Dreyfus Investment Portfolios, the Dreyfus Variable Investment Fund, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, the Lord Abbett Series Fund, Inc., the MFS(R) Variable Insurance Trust(SM), The Universal Institutional Funds, Inc., Scudder VIT Funds, the T. Rowe Price Equity Series, Inc., and the
T. Rowe Price Fixed Income Series, Inc. (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of NYLIM Holdings, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, American Century Investment Management, Inc., The Dreyfus Corporation, Eagle Asset Management, Inc. and Lord, Abbett & Co., to provide investment advisory services to certain Portfolios of the MainStay VP Series Fund, Inc.

The following Investment Divisions are available to CSVUL policyowners: Mainstay VP Bond, Mainstay VP Capital Appreciation, Mainstay VP Cash Management, Mainstay VP Convertible, Mainstay VP Government, Mainstay VP Growth Equity, High Yield Corporate Bond, Mainstay VP Indexed Equity, Mainstay VP International Equity, Mainstay VP Total Return, Mainstay VP Value, Mainstay VP American Century Income & Growth, Mainstay VP Dreyfus Large Company Value, Mainstay VP Eagle Asset Management Growth Equity, Alger American Small Capitalization -- Class O Shares, Calvert Social Balanced, Fidelity(R) VIP Contrafund(R) -- Initial Class, Fidelity(R) Equity-Income -- Initial Class, Janus Aspen Series
Balanced -- Institutional Shares, Janus Aspen Series Worldwide
Growth -- Institutional Shares, Morgan Stanley UIF Emerging Markets
Equity -- Class I, and T. Rowe Price Equity Income Portfolio.

The following Investment Divisions are available to CESVUL2 policyowners:
Mainstay VP Bond, Mainstay VP Capital Appreciation, Mainstay VP Cash Management, Mainstay VP Convertible, Mainstay VP Government, Mainstay VP Growth Equity, Mainstay VP High Yield Corporate Bond, Mainstay VP Indexed Equity, Mainstay VP International Equity, Mainstay VP Mid Cap Core, Mainstay VP Mid Cap Growth, Mainstay VP Small Cap Growth, Mainstay VP Total Return, Mainstay VP Value, Mainstay VP American Century Income & Growth, Mainstay VP Dreyfus Large Company Value, Mainstay VP Eagle Asset Management Growth Equity, Mainstay VP Lord Abbett Developing Growth, Alger American Leveraged AllCap -- Class O Shares, Alger American Small Capitalization -- Class O Shares, American Century VP International -- Class II, American Century VP Value -- Class II, Calvert Social Balanced, Dreyfus IP Technology Growth -- Initial Shares, Dreyfus VIF Developing Leaders -- Initial Shares (formerly known as Dreyfus VIF Small Cap Growth), Fidelity(R) VIP Contrafund(R) -- Initial Class, Fidelity(R) VIP
Equity-Income -- Initial Class, Fidelity(R) VIP Growth -- Initial Class, Fidelity(R) VIP Index 500 -- Initial Class, Fidelity(R) VIP Investment Grade Bond -- Initial Class, Fidelity(R) VIP Mid-Cap -- Initial Class, Fidelity(R) VIP Overseas -- Initial Class, Fidelity(R) VIP Value Strategies -- Service Class 2, Janus Aspen Series Mid Cap Growth -- Institutional Shares (formerly known as Janus Aspen Series Aggressive Growth), Janus Aspen Series
Balanced -- Institutional Shares, Janus Aspen Series Worldwide
Growth -- Institutional Shares, Lord Abbett Series Fund -- Mid-Cap Value Portfolio, MFS(R) Investors Trust Series -- Initial Class, MFS(R) New Discovery Series -- Initial Class, MFS(R) Research Series -- Initial Class, MFS(R) Utilities Series -- Initial Class, Morgan Stanley UIF Emerging Markets
Debt -- Class I, Morgan Stanley UIF Emerging Markets Equity -- Class I, Morgan Stanley UIF U.S. Real Estate -- Class I, Scudder VIT EAFE(R) Equity Index -- Class A Shares, Scudder VIT Small Cap Index -- Class A Shares, T. Rowe Price Equity Income Portfolio, and T. Rowe Price Limited-Term Bond Portfolio.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

All investments into the MainStay VP Series funds by CSVUL Separate Account-I will be made into the Initial Class of shares unless otherwise indicated. Each Investment Division of CSVUL Separate Account-I will invest exclusively in the corresponding eligible portfolio.

At the close of the financial reporting period, there have been no investments in the following investment divisions: Mainstay VP Mid Cap Growth, Mainstay VP Small Cap Growth, Mainstay VP Lord Abbett Developing Growth, Alger American Leveraged AllCap -- Class O Shares, American Century VP International -- Class II, American Century VP Value -- Class II, Fidelity(R) VIP Value
Strategies -- Service Class 2, Janus Aspen Series Mid Cap
Growth -- Institutional Shares (formerly known as Janus Aspen Series Aggressive Growth), MFS(R) New Discovery Series -- Initial Class, MFS(R) Research
Series -- Initial Class, Morgan Stanley UIF Emerging Markets Debt -- Class I, and Scudder VIT EAFE(R) Equity Index -- Class A Shares.

Initial premium payments received are allocated to NYLIAC's General Account until 20 days (10 days in New York) after the policy delivery date. Thereafter, premium payments are allocated to the Investment Divisions of CSVUL Separate Account-I in accordance with the Policyowner's instructions. In addition, the Policyowner has the option to transfer amounts between the Investment Divisions of CSVUL Separate Account-I and the Fixed Account of NYLIAC.

No Federal income tax is payable on investment income or capital gains of CSVUL Separate Account-I under current Federal income tax law.

Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

In December 2003, the Accounting Standards Executive Committee issued Statement of Position 03-5 ("SOP"), "Financial Highlights of Separate Accounts: An Amendment to the Audit Guide Audits of Investment Companies". This SOP, which was adopted as of January 1, 2003, provides guidance on reporting financial highlights. Upon adoption of this SOP, the investment income ratio disclosed in
Note 6 has been restated for the years 2001 and 2002. The SOP requires disclosure, in Note 6, of the investment income to average net assets ratio; the disclosure requirement for the years 2001 and 2002 was the net investment income to average net assets ratio.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 2003, the investments of CSVUL Separate Account-I are as follows:

                                              MAINSTAY VP
                        MAINSTAY VP             CAPITAL            MAINSTAY VP        MAINSTAY VP         MAINSTAY VP
                          BOND--            APPRECIATION--            CASH           CONVERTIBLE--        GOVERNMENT--
                       INITIAL CLASS         INITIAL CLASS         MANAGEMENT        INITIAL CLASS       INITIAL CLASS
                       ------------------------------------------------------------------------------------------------
Number of shares.....         296                 1,036                8,531                 17                  77
Identified cost......     $ 3,933               $33,678              $ 8,531            $   175             $   811

                                                                    MAINSTAY VP         MAINSTAY VP
                                              MAINSTAY VP             DREYFUS           EAGLE ASSET             ALGER
                                           AMERICAN CENTURY            LARGE            MANAGEMENT             AMERICAN
                        MAINSTAY VP           INCOME AND              COMPANY             GROWTH                SMALL
                          VALUE--              GROWTH--               VALUE--            EQUITY--          CAPITALIZATION--
                       INITIAL CLASS         INITIAL CLASS         INITIAL CLASS       INITIAL CLASS        CLASS O SHARES
                       ----------------------------------------------------------------------------------------------------
Number of shares.....           4                    --                    38                  36                   16
Identified cost......     $    49               $     4               $   396             $   478              $   233

                                                                                                              JANUS ASPEN
                       FIDELITY(R)VIP                                                     JANUS ASPEN            SERIES
                         INVESTMENT                                                         SERIES             WORLDWIDE
                           GRADE             FIDELITY(R)VIP         FIDELITY(R)VIP        BALANCED--            GROWTH--
                           BOND--               MID-CAP--             OVERSEAS--         INSTITUTIONAL       INSTITUTIONAL
                       INITIAL CLASS          INITIAL CLASS         INITIAL CLASS           SHARES               SHARES
                       ----------------------------------------------------------------------------------------------------
Number of shares.....          45                     11                     1                  491                  18
Identified cost......     $   604                $   221               $     8              $11,159             $   513

  Investment activity for the year ended December 31, 2003, was as follows:


                                                MAINSTAY VP
                         MAINSTAY VP              CAPITAL              MAINSTAY VP          MAINSTAY VP         MAINSTAY VP
                           BOND--             APPRECIATION--              CASH             CONVERTIBLE--        GOVERNMENT--
                        INITIAL CLASS          INITIAL CLASS           MANAGEMENT          INITIAL CLASS       INITIAL CLASS
                       ------------------------------------------------------------------------------------------------------
Purchases............      $   921                $   275                $ 7,369              $   175             $   213
Proceeds from sales..          196                    689                  3,111                    1                  46

                                                                       MAINSTAY VP          MAINSTAY VP
                                                MAINSTAY VP              DREYFUS            EAGLE ASSET             ALGER
                                             AMERICAN CENTURY             LARGE             MANAGEMENT             AMERICAN
                         MAINSTAY VP            INCOME AND               COMPANY              GROWTH                SMALL
                           VALUE--               GROWTH--                VALUE--             EQUITY--          CAPITALIZATION--
                        INITIAL CLASS          INITIAL CLASS          INITIAL CLASS        INITIAL CLASS        CLASS O SHARES
                       --------------------------------------------------------------------------------------------------------
Purchases............      $    11                $     1                $    47              $   102              $   130
Proceeds from sales..            3                     --                     23                   19                   18

                                                                                                                JANUS ASPEN
                       FIDELITY(R)VIP                                                       JANUS ASPEN            SERIES
                         INVESTMENT                                                           SERIES             WORLDWIDE
                            GRADE             FIDELITY(R)VIP         FIDELITY(R)VIP         BALANCED--            GROWTH--
                           BOND--                MID-CAP--             OVERSEAS--          INSTITUTIONAL       INSTITUTIONAL
                        INITIAL CLASS          INITIAL CLASS          INITIAL CLASS           SHARES               SHARES
                       ------------------------------------------------------------------------------------------------------
Purchases............      $   424                $   206                $     7              $   966             $   156
Proceeds from sales..           55                      3                      2                  435                  38

 Not all Investment Divisions are available under all policies.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                     MAINSTAY VP
     MAINSTAY VP      HIGH YIELD       MAINSTAY VP       MAINSTAY VP        MAINSTAY VP
       GROWTH         CORPORATE          INDEXED        INTERNATIONAL         MID CAP          MAINSTAY VP
      EQUITY--          BOND--          EQUITY--           EQUITY--            CORE--         TOTAL RETURN--
    INITIAL CLASS   INITIAL CLASS     INITIAL CLASS     INITIAL CLASS      INITIAL CLASS      INITIAL CLASS
    ---------------------------------------------------------------------------------------------------------
         1,666             347             4,178             1,354                  4                 79
       $41,226         $ 2,840          $114,161           $16,670            $    37            $ 1,373


               DREYFUS IP   DREYFUS VIF                      FIDELITY(R)
               TECHNOLOGY   DEVELOPING      FIDELITY(R)          VIP         FIDELITY(R)     FIDELITY(R)
    CALVERT     GROWTH--     LEADERS--          VIP            EQUITY-           VIP             VIP
     SOCIAL     INITIAL       INITIAL     CONTRAFUND(R)--     INCOME--        GROWTH--       INDEX 500--
    BALANCED     SHARES       SHARES       INITIAL CLASS    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
    -----------------------------------------------------------------------------------------------------
         16          --             5               54              67               7               3
    $    25     $     1       $   158          $ 1,125         $ 1,421         $   186         $   339

                                                     MORGAN STANLEY                     SCUDDER
     LORD ABBETT                                          UIF                             VIT       T. ROWE     T. ROWE
    SERIES FUND--       MFS(R)          MFS(R)          EMERGING      MORGAN STANLEY   SMALL CAP     PRICE       PRICE
       MID-CAP        INVESTORS        UTILITIES        MARKETS          UIF U.S.       INDEX--     EQUITY     LIMITED-
        VALUE       TRUST SERIES--     SERIES--         EQUITY--      REAL ESTATE--     CLASS A     INCOME     TERM BOND
      PORTFOLIO     INITIAL CLASS    INITIAL CLASS      CLASS I          CLASS I        SHARES     PORTFOLIO   PORTFOLIO
    -----------------------------------------------------------------------------------------------------------------
            20               7               14               3               42             --          97          26
       $   315         $    98          $   205         $    22          $   559        $     1     $ 1,779     $   134

                     MAINSTAY VP
     MAINSTAY VP      HIGH YIELD       MAINSTAY VP       MAINSTAY VP        MAINSTAY VP
       GROWTH         CORPORATE          INDEXED        INTERNATIONAL         MID CAP          MAINSTAY VP
      EQUITY--          BOND--          EQUITY--           EQUITY--            CORE--         TOTAL RETURN--
    INITIAL CLASS   INITIAL CLASS     INITIAL CLASS     INITIAL CLASS      INITIAL CLASS      INITIAL CLASS
    ---------------------------------------------------------------------------------------------------------
       $ 1,521         $   768          $  2,562           $   625            $    22            $   311
         1,072             244             2,921               521                  1                 44


               DREYFUS IP   DREYFUS VIF                      FIDELITY(R)
               TECHNOLOGY   DEVELOPING      FIDELITY(R)          VIP         FIDELITY(R)     FIDELITY(R)
    CALVERT     GROWTH--     LEADERS--          VIP            EQUITY-           VIP             VIP
     SOCIAL     INITIAL       INITIAL     CONTRAFUND(R)--     INCOME--        GROWTH--       INDEX 500--
    BALANCED     SHARES       SHARES       INITIAL CLASS    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
    -----------------------------------------------------------------------------------------------------
    $    13     $     1       $   133          $   662         $   307         $   171         $   289
         15          --            12               66             106               2               7

                                                     MORGAN STANLEY                     SCUDDER
     LORD ABBETT                                          UIF                             VIT       T. ROWE     T. ROWE
    SERIES FUND--       MFS(R)          MFS(R)          EMERGING      MORGAN STANLEY   SMALL CAP     PRICE       PRICE
       MID-CAP        INVESTORS        UTILITIES        MARKETS          UIF U.S.       INDEX--     EQUITY     LIMITED-
        VALUE       TRUST SERIES--     SERIES--         EQUITY--      REAL ESTATE--     CLASS A     INCOME     TERM BOND
      PORTFOLIO     INITIAL CLASS    INITIAL CLASS      CLASS I          CLASS I        SHARES     PORTFOLIO   PORTFOLIO
    -----------------------------------------------------------------------------------------------------------------
       $   307         $    52          $     4         $     8          $   316        $     1     $   852     $   103
             3               4                5               6               10             --         122           2

NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------

NYLIAC deducts certain charges from all premiums received for CSVUL and CESVUL2 policies. On CSVUL policies, a sales expense charge of 2.25% is deducted to compensate NYLIAC for expenses associated with selling the policies. This charge may increase in the future, but will never exceed 4.5%. A state premium tax charge of 2% is deducted, this charge may increase consistent with changes in the applicable tax law. A federal tax charge of 1.25% is also deducted, this charge may also increase consistent with changes in the applicable tax law.

On CESVUL2 policies, we deduct 2% from each premium paid for state tax charges, 1.25% from any premium paid for federal tax charges and a sales expense charge to partially cover sales expenses as follows: (1) During the first Policy Year, we currently deduct a sales expense charge of 13.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently deduct a sales expense charge of 1.25% from any additional premiums paid in that Policy Year. (2) During Policy Years two through seven, we currently expect to deduct a sales expense charge of 9.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.75% from any additional premiums paid in that Policy Year. (3) During Policy Years eight through ten, we currently expect to deduct a sales expense charge of 2.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year. (4) Beginning in the eleventh Policy Year, we currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium for a given Policy Year. Once the Target Premium for that Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

On CSVUL and CESVUL2 policies, NYLIAC deducts a monthly contract charge of $7.50 and $5.00, respectively, to compensate for costs incurred in providing administrative services including: premium collection, record-keeping and claims processing. A monthly cost of insurance charge is also deducted based on rates set forth in each policy. Charges for optional benefits added by rider are also deducted monthly. These charges are recorded as cost of insurance in the accompanying statement of changes in net assets.

On CSVUL policies, NYLIAC also assesses a surrender charge on complete surrenders or requested changes in base face amount for the first nine years of the policy. This charge is based on the policy year in which the surrender or decrease in base face amount is made and will be deducted proportionately by investment division from the policy's cash value. This charge ranges from a maximum of 32.5% of the surrender charge premium in policy years 1-5 and declines each year thereafter to a minimum of 6.5% in year nine. This charge is included with surrenders on the accompanying statement of changes in net assets.

CSVUL Separate Account-I is charged for mortality and expense risks assumed by NYLIAC. For CSVUL policies, these charges are made daily at an annual rate of ..70% of the daily variable accumulation value of each Investment Division for policy years one through ten. For policy years eleven and later, it is expected that these charges will be reduced to an annual rate of .30% of the daily variable accumulation value of each Investment Division. For CESVUL2 policies, in all years, it is expected that the charge will be an annual rate of .25% of the average daily variable accumulation value of each Investment Division's assets. NYLIAC may increase these charges in the future up to a maximum annual rate of .90%. The amounts of these charges retained in the Investment Divisions represent funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the policyowners. These charges are disclosed on the accompanying statement of operations.

--------------------------------------------------------------------------------
NOTE 4 --Distribution of Net Income:
--------------------------------------------------------------------------------

CSVUL Separate Account-I does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in accumulation units for the year ended December 31, 2003, and the year ended December 31, 2002 were as follows:


                                                                    MAINSTAY VP
                                                   MAINSTAY VP        CAPITAL        MAINSTAY VP
                                                     BOND--       APPRECIATION--         CASH
                                                  INITIAL CLASS    INITIAL CLASS      MANAGEMENT
                                                  -------------   ---------------   --------------
                                                  2003    2002     2003     2002     2003    2002
                                                  ------------------------------------------------
CSVUL POLICIES
Units issued....................................    47      51       33       20        18      15
Units redeemed..................................   (10)    (10)     (71)     (58)       (9)    (14)
                                                   ---     ---    -----    -----    ------   -----
  Net increase (decrease).......................    37      41      (38)     (38)        9       1
                                                   ===     ===    =====    =====    ======   =====
CESVUL Policies
Units issued....................................    --      --       --       --        --     840
Units redeemed..................................    --      --       --       --        --    (840)
                                                   ---     ---    -----    -----    ------   -----
  Net increase (decrease).......................    --      --       --       --        --      --
                                                   ===     ===    =====    =====    ======   =====
CESVUL2 POLICIES(a)
Units issued....................................    --      --       --        2     6,784   4,130
Units redeemed..................................    --      --       (2)      --    (2,605)    (45)
                                                   ---     ---    -----    -----    ------   -----
  Net increase (decrease).......................    --      --       (2)       2     4,179   4,085
                                                   ===     ===    =====    =====    ======   =====


                                                                                        MAINSTAY VP
                                                    MAINSTAY VP      MAINSTAY VP     AMERICAN CENTURY
                                                  TOTAL RETURN--       VALUE--      INCOME AND GROWTH--
                                                   INITIAL CLASS    INITIAL CLASS      INITIAL CLASS
                                                  ---------------   -------------   -------------------
                                                   2003     2002    2003    2002     2003      2002(B)
                                                  -----------------------------------------------------
CSVUL POLICIES
Units issued....................................    41       34       --      --       --         --
Units redeemed..................................    (5)      (4)      --      --       --         --
                                                   ---      ---      ---     ---      ---        ---
  Net increase (decrease).......................    36       30       --      --       --         --
                                                   ===      ===      ===     ===      ===        ===
CESVUL Policies
Units issued....................................    --       --       --      --       --         --
Units redeemed..................................    --       --       --      (2)      --         --
                                                   ---      ---      ---     ---      ---        ---
  Net increase (decrease).......................    --       --       --      (2)      --         --
                                                   ===      ===      ===     ===      ===        ===
CESVUL2 Policies(a)
Units issued....................................    --       --        1       4       --         --
Units redeemed..................................    --       --       --      --       --         --
                                                   ---      ---      ---     ---      ---        ---
  Net increase (decrease).......................    --       --        1       4       --         --
                                                   ===      ===      ===     ===      ===        ===

(a) For the period April 2002 (Commencement of Investments) through December 2002.
(b)  For CESVUL2 policies, represents the period May 2002
     (Commencement of Investments) through December 2002.
(c)  For CESVUL2 policies, represents the period November 2002
     (Commencement of Investments) through December 2002.
(d)  For CESVUL2 policies, represents the period December 2002
     (Commencement of Investments) through December 2002.
(e)  For CESVUL2 policies, represents the period June 2003
     (Commencement of Investments) through December 2003.
(f)  For CESVUL2 policies, represents the period November 2003
     (Commencement of Investments) through December 2003.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                                     MainStay VP       MainStay VP       MainStay VP     MainStay VP      MainStay VP
     MainStay VP     MainStay VP       Growth          High Yield          Indexed      International       Mid Cap
    Convertible--   Government--      Equity--      Corporate Bond--      Equity--        Equity--          Core--
    Initial Class   Initial Class   Initial Class     Initial Class     Initial Class   Initial Class    Initial Class
    -------------   -------------   -------------   -----------------   -------------   -------------   ---------------
    2003    2002    2003    2002    2003    2002     2003      2002     2003    2002    2003    2002    2003    2002(c)
    -----------------------------------------------------------------------------------------------------------------
      --      --      10      10     141     109       44       149      157     120      16      16      --        --
      --      --      (2)     (2)    (94)    (75)     (14)      (12)    (263)   (224)    (44)    (35)     --        --
    -----   -----    ---     ---    -----   -----     ---       ---     -----   -----   -----   -----   -----    -----
      --      --       8       8      47      34       30       137     (106)   (104)    (28)    (19)     --        --
    =====   =====    ===     ===    =====   =====     ===       ===     =====   =====   =====   =====   =====    =====
      --      --      --      --      --       1       --        --       --      --      --      --      --        --
      --      --      --      (2)     --      (6)      --        --       --      --      --      --      --        --
    -----   -----    ---     ---    -----   -----     ---       ---     -----   -----   -----   -----   -----    -----
      --      --      --      (2)     --      (5)      --        --       --      --      --      --      --        --
    =====   =====    ===     ===    =====   =====     ===       ===     =====   =====   =====   =====   =====    =====
      15      --       3       3       7      12        3         4       21       4      19       6       2         2
      --      --      --      --      --      --       (2)       --       --      --      --      --      --        --
    -----   -----    ---     ---    -----   -----     ---       ---     -----   -----   -----   -----   -----    -----
      15      --       3       3       7      12        1         4       21       4      19       6       2         2
    =====   =====    ===     ===    =====   =====     ===       ===     =====   =====   =====   =====   =====    =====

                        MAINSTAY VP
      MAINSTAY VP       EAGLE ASSET                                      DREYFUS IP
     DREYFUS LARGE      MANAGEMENT       ALGER AMERICAN                  TECHNOLOGY     DREYFUS VIF
        COMPANY           GROWTH             SMALL           CALVERT      GROWTH--       DEVELOPING     FIDELITY(R)VIP
        VALUE--          EQUITY--       CAPITALIZATION--     SOCIAL        INITIAL       LEADERS--      CONTRAFUND(R)--
     INITIAL CLASS     INITIAL CLASS     CLASS O SHARES     BALANCED       SHARES      INITIAL SHARES    INITIAL CLASS
    ---------------   ---------------   ----------------   -----------   -----------   --------------   ---------------
     2003     2002     2003     2002    2003(E)    2002    2003   2002     2003(F)     2003   2002(B)    2003     2002
    ------------------------------------------------------------------------------------------------------------------
       5        4        7        6        10         8      1      3         --        --       --        5        4
      (2)      (3)      (3)      (3)       (3)       (4)    (1)    (3)        --        --       --       (3)      (4)
     ---      ---      ---      ---       ---       ---    ---    ---        ---       ---      ---      ---      ---
       3        1        4        3         7         4     --     --         --        --       --        2       --
     ===      ===      ===      ===       ===       ===    ===    ===        ===       ===      ===      ===      ===
      --       --       --       --        --        --     --     --         --        --       --       --        1
      --       (2)      --       --        --        --     --     --         --        --       --       --       (6)
     ---      ---      ---      ---       ---       ---    ---    ---        ---       ---      ---      ---      ---
      --       (2)      --       --        --        --     --     --         --        --       --       --       (5)
     ===      ===      ===      ===       ===       ===    ===    ===        ===       ===      ===      ===      ===
      --        3        7        9         6        --     --     --         --        16        4       55       17
      --       --       --       --        --        --     --     --         --        (1)      --       (1)      --
     ---      ---      ---      ---       ---       ---    ---    ---        ---       ---      ---      ---      ---
      --        3        7        9         6        --     --     --         --        15        4       54       17
     ===      ===      ===      ===       ===       ===    ===    ===        ===       ===      ===      ===      ===


      FIDELITY(R)
          VIP
        EQUITY-
       INCOME--
     INITIAL CLASS
     -------------
      2003   2002
    -----------------------------------------------------------------------------------------------------------------------
       32     28
       (7)    (9)
      ---    ---
       25     19
      ===    ===
       --     --
       --     (2)
      ---    ---
       --     (2)
      ===    ===
       --      4
       (2)    --
      ---    ---
       (2)     4
      ===    ===

--------------------------------------------------------------------------------


                                                                                        FIDELITY(R) VIP
                                                  FIDELITY(R) VIP    FIDELITY(R) VIP       INVESTMENT      FIDELITY(R) VIP
                                                      GROWTH--         INDEX 500--        GRADE BOND--        MID-CAP--
                                                   INITIAL CLASS      INITIAL CLASS      INITIAL CLASS      INITIAL CLASS
                                                  ----------------   ----------------   ----------------   ----------------
                                                  2003    2002(B)    2003    2002(D)    2003    2002(B)    2003    2002(B)
                                                  -----------------------------------------------------------------
CSVUL POLICIES
Units issued....................................    --       --        --       --        --       --        --       --
Units redeemed..................................    --       --        --       --        --       --        --       --
                                                   ---      ---       ---      ---       ---      ---       ---      ---
  Net increase (decrease).......................    --       --        --       --        --       --        --       --
                                                   ===      ===       ===      ===       ===      ===       ===      ===
CESVUL POLICIES
Units issued....................................    --       --        --       --        --       --        --       --
Units redeemed..................................    --       --        --       --        --       --        --       --
                                                   ---      ---       ---      ---       ---      ---       ---      ---
  Net increase (decrease).......................    --       --        --       --        --       --        --       --
                                                   ===      ===       ===      ===       ===      ===       ===      ===
CESVUL2 POLICIES(A)
Units issued....................................    19        2        28        6        35       22        21        2
Units redeemed..................................    --       --        (1)      --        (3)      --        --       --
                                                   ---      ---       ---      ---       ---      ---       ---      ---
  Net increase (decrease).......................    19        2        27        6        32       22        21        2
                                                   ===      ===       ===      ===       ===      ===       ===      ===

                                                                      SCUDDER
                                                   MORGAN STANLEY    VIT SMALL     T. ROWE
                                                        UIF             CAP         PRICE      T. ROWE PRICE
                                                        U.S.          INDEX--      EQUITY       LIMITED-TERM
                                                   REAL ESTATE--      CLASS A      INCOME           BOND
                                                      CLASS I         SHARES      PORTFOLIO      PORTFOLIO
                                                  ----------------   ---------   -----------   --------------
                                                  2003     2002       2003(F)    2003   2002   2003   2002(C)
                                                  -----------------------------------------------------------
CSVUL POLICIES
Units issued....................................   --        --          --       10      9     --       --
Units redeemed..................................   --        --          --       (8)    (4)    --       --
                                                  ---       ---         ---      ---    ---    ---      ---
  Net increase (decrease).......................   --        --          --        2      5     --       --
                                                  ===       ===         ===      ===    ===    ===      ===
CESVUL POLICIES
Units issued....................................   --        --          --       --      1     --       --
Units redeemed..................................   --        --          --       --     (1)    --       --
                                                  ---       ---         ---      ---    ---    ---      ---
  Net increase (decrease).......................   --        --          --       --     --     --       --
                                                  ===       ===         ===      ===    ===    ===      ===
CESVUL2 POLICIES(A)
Units issued....................................   30        24          --       78     85     10        3
Units redeemed..................................   (1)       --          --       (3)    (1)    --       --
                                                  ---       ---         ---      ---    ---    ---      ---
  Net increase (decrease).......................   29        24          --       75     84     10        3
                                                  ===       ===         ===      ===    ===    ===      ===

 Not all Investment Divisions are available under all policies.
(a) For the period April 2002 (Commencement of Investments) through December 2002.
(b)  For CESVUL2 policies, represents the period May 2002
     (Commencement of Investments) through December 2002.
(c)  For CESVUL2 policies, represents the period November 2002
     (Commencement of Investments) through December 2002.
(d)  For CESVUL2 policies, represents the period December 2002
     (Commencement of Investments) through December 2002.
(e)  For CESVUL2 policies, represents the period June 2003
     (Commencement of Investments) through December 2003.
(f)  For CESVUL2 policies, represents the period November 2003
     (Commencement of Investments) through December 2003.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                                        JANUS ASPEN
                        JANUS ASPEN       SERIES                                                             MORGAN STANLEY
                          SERIES         WORLDWIDE      LORD ABBETT          MFS(R)            MFS(R)              UIF
    FIDELITY(R) VIP     BALANCED--       GROWTH--      SERIES FUND--    INVESTORS TRUST      UTILITIES          EMERGING
       OVERSEAS--      INSTITUTIONAL   INSTITUTIONAL   MID-CAP VALUE        SERIES--          SERIES--      MARKETS EQUITY--
     INITIAL CLASS        SHARES          SHARES         PORTFOLIO       INITIAL CLASS     INITIAL CLASS         CLASS I
    ----------------   -------------   -------------   --------------   ----------------   --------------   -----------------
    2003    2002(D)    2003    2002    2003    2002    2003   2002(D)   2003    2002(D)    2003     2002     2003      2002
    -----------------------------------------------------------------------------------------------------------------
      --       --        37      31      15      11     --       --       --       --        --       --         1         1
      --       --       (23)   (103)     (4)     (3)    --       --       --       --        --       --        (1)       (1)
     ---      ---       ---    ----     ---     ---    ---      ---      ---      ---       ---    -----       ---       ---
      --       --        14     (72)     11       8     --       --       --       --        --       --        --        --
     ===      ===       ===    ====     ===     ===    ===      ===      ===      ===       ===    =====       ===       ===
      --       --        --       1      --      --     --       --       --       --        --       --        --        --
      --       --        --      (7)     --      --     --       --       --       --        --       --        --        --
     ---      ---       ---    ----     ---     ---    ---      ---      ---      ---       ---    -----       ---       ---
      --       --        --      (6)     --      --     --       --       --       --        --       --        --        --
     ===      ===       ===    ====     ===     ===    ===      ===      ===      ===       ===    =====       ===       ===
       1       --        24      36       3      --     28        1        5        5        --       21        --        --
      --       --        (3)     (1)     --      --     --       --       --       --        --       --        --        --
     ---      ---       ---    ----     ---     ---    ---      ---      ---      ---       ---    -----       ---       ---
       1       --        21      35       3      --     28        1        5        5        --       21        --        --
     ===      ===       ===    ====     ===     ===    ===      ===      ===      ===       ===    =====       ===       ===

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------

    The following table presents financial highlights for each Investment Division as of December 31, 2003, 2002, 2001, 2000, and 1999:


                                          MAINSTAY VP                                     MAINSTAY VP
                                             BOND--                                 CAPITAL APPRECIATION--
                                         INITIAL CLASS                                   INITIAL CLASS
                           ------------------------------------------   -----------------------------------------------
                            2003     2002     2001     2000     1999     2003      2002      2001      2000      1999
                           --------------------------------------------------------------------------------------------
CSVUL POLICIES (a)
Net Assets...............  $3,967   $3,330   $2,564   $  503   $  375   $21,393   $17,231   $25,467   $33,738   $38,383
Units Outstanding........     284      248      207       44       36     2,453     2,492     2,530     2,555     2,577
Variable Accumulation
 Unit Value..............  $13.95   $13.44   $12.36   $11.39   $10.44   $  8.72   $  6.92   $ 10.07   $ 13.20   $ 14.89
Total Return.............     3.8%     8.7%     8.5%     9.1%    (2.2%)    26.1%    (31.3%)   (23.7%)   (11.3%)    24.5%
Investment Income
 Ratio...................     4.2%     4.5%     7.5%                        0.2%      0.1%      0.1%
CESVUL POLICIES (b)
Net Assets...............  $   --   $   --   $   --   $   --   $   --   $    --   $    --   $    --   $    --   $    --
Units Outstanding........      --       --       --       --       --        --        --        --        --        --
Variable Accumulation
 Unit Value..............  $   --   $   --   $   --   $   --   $   --   $    --   $    --   $    --   $    --   $    --
Total Return.............      --       --       --       --       --        --        --        --        --        --
Investment Income
 Ratio...................      --       --       --                          --        --        --
CESVUL2 POLICIES (c)
Net Assets...............  $   --   $   --   $   --   $   --   $   --   $    --   $    15   $    --   $    --   $    --
Units Outstanding........      --       --       --       --       --        --         2        --        --        --
Variable Accumulation
 Unit Value..............  $   --   $   --   $   --   $   --   $   --   $ 11.21   $  9.56   $    --   $    --   $    --
Total Return.............      --       --       --       --       --      17.2%     (4.4%)      --        --        --
Investment Income
 Ratio...................      --       --       --                          --       1.0%       --


                                                                                            MAINSTAY VP
                                             MAINSTAY VP                                     HIGH YIELD
                                           GROWTH EQUITY--                                CORPORATE BOND--
                                            INITIAL CLASS                                  INITIAL CLASS
                           -----------------------------------------------   ------------------------------------------
                            2003      2002      2001      2000      1999      2003     2002     2001     2000     1999
                           --------------------------------------------------------------------------------------------
CSVUL POLICIES (a)
Net Assets...............  $30,953   $24,273   $31,888   $39,626   $40,308   $3,188   $2,027   $  552   $   78   $  127
Units Outstanding........    2,932     2,885     2,851     2,917     2,848      219      189       52        8       12
Variable Accumulation
Unit Value...............  $ 10.56   $  8.41   $ 11.19   $ 13.59   $ 14.15   $14.54   $10.73   $10.59   $10.17   $10.88
Total Return.............     25.5%    (24.8%)   (17.7%)    (4.0%)    29.0%    35.4%     1.3%     4.1%    (6.5%)   12.0%
Investment Income
 Ratio...................      1.1%      0.9%      0.7%                         7.5%    11.3%    19.7%
CESVUL POLICIES (b)
Net Assets...............  $    --   $    --   $    46   $    --   $    --   $   --   $   --   $   --   $   --   $   --
Units Outstanding........       --        --         5        --        --       --       --       --       --       --
Variable Accumulation
 Unit Value..............  $    --   $  7.33   $  9.35   $    --   $    --   $   --   $   --   $   --   $   --   $   --
Total Return.............       --     (21.6%)    (6.5%)      --        --       --       --       --       --       --
Investment Income
 Ratio...................       --        --       2.5%                          --       --       --
CESVUL2 POLICIES (c)
Net Assets...............  $   228   $   120   $    --   $    --   $    --   $   68   $   42   $   --   $   --   $   --
Units Outstanding........       19        12        --        --        --        5        4       --       --       --
Variable Accumulation
 Unit Value..............  $ 12.12   $  9.61   $    --   $    --   $    --   $13.10   $ 9.63   $   --   $   --   $   --
Total Return.............     26.1%     (3.9%)      --        --        --     36.0%    (3.7%)     --       --       --
Investment Income
 Ratio...................      1.2%      7.3%       --                          7.8%    48.0%      --

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.
Charges and fees levied by NYLIAC are disclosed in Note 3.
 Not all Investment Divisions are available under all policies.
(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .60%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                  MAINSTAY VP                           MAINSTAY VP                            MAINSTAY VP
                     CASH                              CONVERTIBLE--                           GOVERNMENT--
                  MANAGEMENT                           INITIAL CLASS                          INITIAL CLASS
    ---------------------------------------   -------------------------------   ------------------------------------------
     2003     2002    2001    2000    1999     2003     2002    2001    2000     2003     2002     2001     2000     1999
    ----------------------------------------------------------------------------------------------------------------------
    $  166   $  155   $153    $ 77    $ 62    $   --   $   --   $ --    $  2    $  767   $  650   $  490   $   18   $   14
       141      132    131      68      58        --       --     --      --        56       48       40        2        1
    $ 1.18   $ 1.18   $1.17   $1.13   $1.08   $10.09   $   --   $ --    $9.32   $13.63   $13.47   $12.35   $11.66   $10.47
        --      0.9%   3.5%    4.6%    4.9%      7.6%      --    0.6%   (6.8%)     1.2%     9.1%     5.9%    11.4%    (2.4%)
       0.7%     1.3%   3.5%                     25.8%      --     --               4.7%     3.0%     7.2%
    $   --   $   --   $ --    $ --    $ --    $   --   $   --   $ --    $ --    $   --   $   --   $   19   $   --   $   --
        --       --     --      --      --        --       --     --      --        --       --        2       --       --
    $   --   $ 1.01   $ --    $ --    $ --    $   --   $   --   $ --    $ --    $   --   $10.41   $ 9.81   $   --   $   --
        --      1.0%    --      --      --        --       --     --      --        --      6.2%    (1.9%)     --       --
        --      1.4%    --                        --       --     --                --      0.1%    22.7%
    $8,361   $4,116   $ --    $ --    $ --    $  178   $    1   $ --    $ --    $   53   $   27   $   --   $   --   $   --
     8,265    4,085     --      --      --        15       --     --      --         5        3       --       --       --
    $ 1.01   $ 1.01   $ --    $ --    $ --    $11.98   $ 9.82   $ --    $ --    $10.42   $10.25   $   --   $   --   $   --
       0.4%     1.0%    --      --      --      21.9%    (1.8%)   --      --       1.6%     2.5%      --       --       --
       0.7%     1.3%    --                      20.5%    32.0%    --               5.3%    15.2%      --


                       MAINSTAY VP                                        MAINSTAY VP
                         INDEXED                                         INTERNATIONAL                      MAINSTAY VP
                        EQUITY--                                           EQUITY--                       MID CAP CORE--
                      INITIAL CLASS                                      INITIAL CLASS                     INITIAL CLASS
    -------------------------------------------------   -----------------------------------------------   ---------------
     2003      2002      2001       2000       1999      2003      2002      2001      2000      1999      2003     2002
    -----------------------------------------------------------------------------------------------------------------
    $93,168   $74,054   $96,969   $113,059   $125,419   $16,086   $12,713   $13,576   $16,477   $20,184   $   --   $   --
      8,951     9,057     9,161      9,321      9,311     1,396     1,425     1,444     1,496     1,491       --       --
    $ 10.41   $  8.18   $ 10.59   $  12.13   $  13.47   $ 11.52   $  8.92   $  9.40   $ 11.01   $ 13.53   $   --   $   --
       27.3%    (22.8%)   (12.7%)     (9.9%)     19.8%     29.1%     (5.1%)   (14.6%)   (18.6%)    27.2%      --       --
        1.4%      1.3%      1.0%                            1.9%      1.4%      1.4%                          --       --
    $    --   $    --   $    --   $     --   $     --   $    --   $    --   $    --   $    --   $    --   $   --   $   --
         --        --        --         --         --        --        --        --        --        --       --       --
    $    --   $    --   $    --   $     --   $     --   $    --   $    --   $    --   $    --   $    --   $   --   $   --
         --        --        --         --         --        --        --        --        --        --       --       --
         --        --        --                              --        --        --                           --       --
    $   255   $    33   $    --   $     --   $     --   $   310   $    55   $    --   $    --   $    --   $   45   $   16
         24         4        --         --         --        24         6        --        --        --        3        2
    $ 10.44   $  8.16   $    --   $     --   $     --   $ 12.71   $  9.80   $    --   $    --   $    --   $13.17   $ 9.74
       27.9%    (18.4%)      --         --         --      29.7%     (2.0%)      --        --        --     35.2%    (2.6%)
        4.3%      9.9%       --                             5.3%     16.3%       --                          0.6%     2.7%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                          MAINSTAY VP                                  MAINSTAY VP
                                         TOTAL RETURN--                                  VALUE--
                                         INITIAL CLASS                                INITIAL CLASS
                           ------------------------------------------   ------------------------------------------
                            2003     2002     2001     2000     1999     2003     2002     2001     2000     1999
                           -------------------------------------------------------------------------------------------------
CSVUL POLICIES (a)
Net Assets...............  $1,256   $  797   $  700   $  527   $  285   $    2   $    1   $    1   $    1   $   70
Units Outstanding........     146      110       80       53       27       --       --       --       --        8
Variable Accumulation
 Unit Value..............  $ 8.62   $ 7.25   $ 8.75   $ 9.87   $10.39   $ 9.80   $ 7.75   $ 9.88   $ 9.92   $ 8.85
Total Return.............    18.8%   (17.1%)  (11.3%)   (5.0%)    3.9%    26.5%   (21.6%)   (0.4%)   12.1%     7.9%
Investment Income
 Ratio...................     1.9%     2.6%     2.6%                       2.4%     2.0%     1.3%
CESVUL POLICIES (b)
Net Assets...............  $   --   $   --   $   --   $   --   $   --   $   --   $   --   $   21   $   --   $   --
Units Outstanding........      --       --       --       --       --       --       --        2       --       --
Variable Accumulation
 Unit Value..............  $   --   $   --   $   --   $   --   $   --   $   --   $ 8.27   $10.61   $   --   $   --
Total Return.............      --       --       --       --       --       --    (22.1%)    6.1%      --       --
Investment Income
 Ratio...................      --       --       --                         --       --      8.2%
CESVUL2 POLICIES (c)
Net Assets...............  $   --   $   --   $   --   $   --   $   --   $   59   $   40   $   --   $   --   $   --
Units Outstanding........      --       --       --       --       --        5        4       --       --       --
Variable Accumulation
 Unit Value..............  $   --   $   --   $   --   $   --   $   --   $13.05   $10.27   $   --   $   --   $   --
Total Return.............      --       --       --       --       --     27.1%     2.7%      --       --       --
Investment Income
 Ratio...................      --       --       --                        1.6%     9.6%      --

                                                                                                DREYFUS VIF
                                            CALVERT                         DREYFUS IP          DEVELOPING
                                             SOCIAL                     TECHNOLOGY GROWTH--      LEADERS--
                                            BALANCED                      INITIAL SHARES      INITIAL SHARES
                           ------------------------------------------   -------------------   ---------------
                            2003     2002     2001     2000     1999           2003            2003     2002
                           ----------------------------------------------------------------------------------
CSVUL POLICIES (a)
Net Assets...............  $   27   $   25   $   36   $   40   $   73         $   --          $   --   $   --
Units Outstanding........       2        3        3        3        6             --              --       --
Variable Accumulation
Unit Value...............  $11.01   $ 9.29   $10.65   $11.53   $11.98         $   --          $   --   $   --
Total Return.............    18.5%   (12.8%)   (7.6%)   (3.8%)   11.4%            --              --       --
Investment Income
 Ratio...................     2.1%     4.7%     5.0%                              --              --       --
CESVUL POLICIES (b)
Net Assets...............  $   --   $   --   $   --   $   --   $   --         $   --          $   --   $   --
Units Outstanding........      --       --       --       --       --             --              --       --
Variable Accumulation
 Unit Value..............  $   --   $   --   $   --   $   --   $   --         $   --          $   --   $   --
Total Return.............      --       --       --       --       --             --              --       --
Investment Income
 Ratio...................      --       --       --                               --              --       --
CESVUL2 POLICIES (c)
Net Assets...............  $   --   $   --   $   --   $   --   $   --         $    1          $  198   $   34
Units Outstanding........      --       --       --       --       --             --              20        4
Variable Accumulation
 Unit Value..............  $   --   $   --   $   --   $   --   $   --         $ 9.90          $ 9.95   $ 7.57
Total Return.............      --       --       --       --       --           (1.0%)          31.4%   (24.3%)
Investment Income
 Ratio...................      --       --       --                               --              --      0.1%

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.
Charges and fees levied by NYLIAC are disclosed in Note 3.
 Not all Investment Divisions are available under all policies.
(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .60%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

      MAINSTAY VP                MAINSTAY VP                         MAINSTAY VP
       AMERICAN                 DREYFUS LARGE                        EAGLE ASSET
    CENTURY INCOME                 COMPANY                           MANAGEMENT
     AND GROWTH--                  VALUE--                         GROWTH EQUITY--
     INITIAL CLASS              INITIAL CLASS                       INITIAL CLASS
    ---------------   ---------------------------------   ---------------------------------
     2003     2002     2003     2002     2001     2000     2003     2002     2001     2000
    ---------------------------------------------------------------------------------------
    $   --   $   --   $  353   $  258   $  323   $  325   $  252   $  178   $  233   $  265
        --       --       34       31       30       29       42       38       35       33
    $   --   $   --   $10.39   $ 8.18   $10.68   $11.26   $ 5.97   $ 4.69   $ 6.58   $ 7.95
        --       --     27.1%   (23.4%)   (5.2%)   12.6%    27.2%   (28.7%)  (17.2%)  (20.5%)
        --       --      0.8%     0.6%     0.7%              0.2%     0.1%      --
    $   --   $   --   $   --   $   --   $   21   $   --   $   --   $   --   $   --   $   --
        --       --       --       --        2       --       --       --       --       --
    $   --   $   --   $   --   $ 8.27   $10.73   $   --   $   --   $   --   $   --   $   --
        --       --       --    (22.9%)    7.3%      --       --       --       --       --
        --       --       --       --      4.1%               --       --       --
    $    4   $    2   $   36   $   27   $   --   $   --   $  158   $   68   $   --   $   --
        --       --        3        3       --       --       16        9       --       --
    $10.63   $ 8.28   $12.82   $10.04   $   --   $   --   $10.08   $ 7.89   $   --   $   --
      28.4%   (17.2%)   27.6%     0.4%      --       --     27.7%   (21.1%)     --       --
       1.9%     1.9%     0.8%     3.6%      --               0.2%     0.4%      --


                   ALGER AMERICAN
               SMALL CAPITALIZATION--
                   CLASS O SHARES
     ------------------------------------------
      2003     2002     2001     2000     1999
     ------------------------------------------
     $  199   $   98   $  100   $   89   $   95
         25       17       13        8        6
     $ 7.99   $ 5.65   $ 7.71   $11.02   $15.24
       41.4%   (26.7%)  (30.0%)  (27.7%)   42.4%
         --       --      0.1%
     $   --   $   --   $   --   $   --   $   --
         --       --       --       --       --
     $   --   $   --   $   --   $   --   $   --
         --       --       --       --       --
         --       --       --
     $   72   $   --   $   --   $   --   $   --
          6       --       --       --       --
     $12.27   $   --   $   --   $   --   $   --
       22.7%      --       --       --       --
         --       --       --


                 FIDELITY(R) VIP                              FIDELITY(R) VIP                 FIDELITY(R) VIP   FIDELITY(R) VIP
                 CONTRAFUND(R)--                              EQUITY-INCOME--                    GROWTH--         INDEX 500--
                  INITIAL CLASS                                INITIAL CLASS                   INITIAL CLASS     INITIAL CLASS
    ------------------------------------------   ------------------------------------------   ---------------   ---------------
     2003     2002     2001     2000     1999     2003     2002     2001     2000     1999     2003     2002     2003     2002
    -----------------------------------------------------------------------------------------------------------------
    $  412   $  300   $  323   $  352   $   83   $1,518   $  947   $  941   $1,357   $  889   $   --   $   --   $   --   $   --
        31       27       27       26        6      134      108       89      121       85       --       --       --       --
    $13.46   $10.55   $11.72   $13.45   $14.51   $11.32   $ 8.75   $10.61   $11.24   $10.44   $   --   $   --   $   --   $   --
      27.6%   (10.0%)  (12.9%)   (7.3%)   23.4%    29.4%   (17.5%)   (5.6%)    7.7%     5.6%      --       --       --       --
       0.5%     0.8%     0.8%                       1.4%     1.8%     1.8%                        --       --       --       --
    $   --   $   --   $   46   $   --   $   --   $   --   $   --   $   21   $   --   $   --   $   --   $   --   $   --   $   --
        --       --        5       --       --       --       --        2       --       --       --       --       --       --
    $   --   $ 8.87   $ 9.65   $   --   $   --   $   --   $ 8.67   $10.69   $   --   $   --   $   --   $   --   $   --   $   --
        --     (8.1%)   (3.5%)     --       --       --    (18.9%)    6.9%      --       --       --       --       --       --
        --      0.9%      --                         --      2.2%      --                         --       --       --       --
    $  839   $  152   $   --   $   --   $   --   $   38   $   43   $   --   $   --   $   --   $  208   $   15   $  394   $   53
        71       17       --       --       --        3        4       --       --       --       21        2       33        6
    $11.80   $ 9.21   $   --   $   --   $   --   $13.35   $10.27   $   --   $   --   $   --   $10.07   $ 7.60   $12.08   $ 9.43
      28.1%    (7.9%)     --       --       --     30.0%     2.7%      --       --       --     32.5%   (24.0%)   28.1%    (5.7%)
       0.2%      --       --                        1.9%      --       --                        0.1%      --      0.4%      --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                              FIDELITY(R) VIP                                                         JANUS ASPEN
                                INVESTMENT       FIDELITY(R) VIP    FIDELITY(R) VIP                      SERIES
                               GRADE BOND--         MID-CAP--         OVERSEAS--                       BALANCED--
                               INITIAL CLASS      INITIAL CLASS      INITIAL CLASS                INSTITUTIONAL SHARES
                              ---------------   -----------------   ---------------   --------------------------------------------
                               2003     2002     2003      2002      2003     2002     2003      2002     2001      2000     1999
                              ----------------------------------------------------------------------------------------------------
CSVUL POLICIES (a)
Net Assets..................  $   --   $   --   $    --   $    --   $   --   $   --   $10,667   $9,237   $10,940   $9,162   $8,041
Units Outstanding...........      --       --        --        --       --       --       731      717       789      625      533
Variable Accumulation Unit
Value.......................  $   --   $   --   $    --   $    --   $   --   $   --   $ 14.59   $12.89   $ 13.87   $14.65   $15.10
Total Return................      --       --        --        --       --       --      13.3%    (7.1%)    (5.3%)   (3.0%)   25.9%
Investment Income Ratio.....      --       --        --        --       --       --       2.2%     2.4%      2.8%
CESVUL POLICIES (b)
Net Assets..................  $   --   $   --   $    --   $    --   $   --   $   --   $    --   $   --   $    59   $   --   $   --
Units Outstanding...........      --       --        --        --       --       --        --       --         6       --       --
Variable Accumulation Unit
 Value......................  $   --   $   --   $    --   $    --   $   --   $   --   $    --   $ 9.22   $  9.82   $   --   $   --
Total Return................      --       --        --        --       --       --        --     (6.1%)    (1.8%)     --       --
Investment Income Ratio.....      --       --        --        --       --       --        --      1.5%      6.5%
CESVUL2 POLICIES (c)
Net Assets..................  $  616   $  239   $   276   $    18   $   10   $    2   $   594   $  328   $    --   $   --   $   --
Units Outstanding...........      54       22        23         2        1       --        56       35        --       --       --
Variable Accumulation Unit
 Value......................  $11.39   $10.86   $ 11.95   $  8.64   $13.23   $ 9.25   $ 10.60   $ 9.32   $    --   $   --   $   --
Total Return................     4.9%     8.6%     38.3%    (13.6%)   43.0%    (7.5%)    13.8%    (6.8%)      --       --       --
Investment Income Ratio.....     2.4%      --       0.1%       --      0.4%      --       2.4%     8.3%       --


                                    MFS(R)                             MORGAN STANLEY
                                   UTILITIES                                UIF
                                   SERIES--                           EMERGING MARKETS
                                 INITIAL CLASS                        EQUITY--CLASS I
                              -------------------   ----------------------------------------------------
                                2003       2002       2003       2002       2001       2000       1999
                              --------------------------------------------------------------------------
CSVUL POLICIES (a)
Net Assets..................  $     --   $     --   $     31   $     20   $     23   $     11   $     32
Units Outstanding...........        --         --          3          3          3          1          2
Variable Accumulation Unit
Value.......................  $     --   $     --   $  10.48   $   7.05   $   7.80   $   8.39   $  13.91
Total Return................        --         --       48.6%      (9.5%)     (7.0%)    (39.7%)     39.1%
Investment Income Ratio.....        --         --         --         --         --
CESVUL POLICIES (b)
Net Assets..................  $     --   $     --   $     --   $     --   $     --   $     --   $     --
Units Outstanding...........        --         --         --         --         --         --         --
Variable Accumulation Unit
 Value......................  $     --   $     --   $     --   $     --   $     --   $     --   $     --
Total Return................        --         --         --         --         --         --         --
Investment Income Ratio.....        --         --         --         --         --
CESVUL2 POLICIES (c)
Net Assets..................  $    224   $    169   $     --   $     --   $     --   $     --   $     --
Units Outstanding...........        20         21         --         --         --         --         --
Variable Accumulation Unit
 Value......................  $  11.14   $   8.21   $     --   $     --   $     --   $     --   $     --
Total Return................      35.6%     (17.9%)       --         --         --         --         --
Investment Income Ratio.....       2.3%       3.4%        --         --         --

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.
Charges and fees levied by NYLIAC are disclosed in Note 3.
  Not all Investment Divisions are available under all policies.
(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .60%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                         JANUS ASPEN
                            SERIES
                          WORLDWIDE                         LORD ABBETT SERIES FUND--            MFS(R)
                           GROWTH--                               MID-CAP VALUE         INVESTORS TRUST SERIES--
                     INSTITUTIONAL SHARES                           PORTFOLIO                 INITIAL CLASS
     ----------------------------------------------------   -------------------------   -------------------------
       2003       2002       2001       2000       1999        2003          2002          2003          2002
     ------------------------------------------------------------------------------------------------------------
     $    437   $    262   $    267   $    247   $     51    $     --      $     --      $     --      $     --
           42         31         23         17          3          --            --            --            --
     $  10.41   $   8.45   $  11.43   $  14.84   $  17.72    $     --      $     --      $     --      $     --
         23.1%     (26.0%)    (23.0%)    (16.3%)     63.3%         --            --            --            --
          1.1%       0.9%       0.5%                               --            --            --            --
     $     --   $     --   $     --   $     --   $     --    $     --      $     --      $     --      $     --
           --         --         --         --         --          --            --            --            --
     $     --   $     --   $     --   $     --   $     --    $     --      $     --      $     --      $     --
           --         --         --         --         --          --            --            --            --
           --         --         --                                --            --            --            --
     $     30   $      1   $     --   $     --   $     --    $    345      $      9      $    109      $     47
            3         --         --         --         --          29             1             9             5
     $   9.77   $   7.90   $     --   $     --   $     --    $  12.06      $   9.69      $  11.60      $   9.52
         23.7%     (21.0%)       --         --         --        24.4%         (3.1%)        21.8%         (4.8%)
          1.4%       1.5%        --                               1.5%          6.9%          0.5%           --


       MORGAN STANLEY           SCUDDER
          UIF U.S.                VIT                         T. ROWE PRICE                    T. ROWE PRICE
        REAL ESTATE--      SMALL CAP INDEX --                 EQUITY INCOME                    LIMITED-TERM
           CLASS I           CLASS A SHARES                     PORTFOLIO                     BOND PORTFOLIO
     -------------------   ------------------   -----------------------------------------   -------------------
       2003       2002            2003            2003       2002       2001       2000       2003       2002
     ----------------------------------------------------------------------------------------------------------
     $     --   $     --        $     --        $    286   $    213   $    183   $    124   $     --   $     --
           --         --              --              23         21         16         11         --         --
     $     --   $     --        $     --        $  12.36   $   9.92   $  11.50   $  11.41   $     --   $     --
           --         --              --            24.6%     (13.7%)      0.8%      14.1%        --         --
           --         --              --             1.6%       1.6%       1.5%                   --         --
     $     --   $     --        $     --        $     --   $     --   $     --   $     --   $     --   $     --
           --         --              --              --         --         --         --         --         --
     $     --   $     --        $     --        $     --   $   8.76   $     --   $     --   $     --   $     --
           --         --              --              --      (12.4%)       --         --         --         --
           --         --              --              --        1.4%        --                    --         --
     $    658   $    221        $      1        $  1,668   $    703   $     --   $     --   $    134   $     33
           53         24              --             159         84         --         --         13          3
     $  12.38   $   9.03        $  10.37        $  10.50   $   8.39   $     --   $     --   $  10.55   $  10.15
         37.2%      (9.7%)           3.7%           25.2%     (16.1%)       --         --        4.0%       1.5%
           --        5.0%             --             1.9%       2.1%        --                   3.6%       4.5%

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
To the Board of Directors of New York Life Insurance and Annuity Corporation and the Corporate Sponsored Variable Universal Life Separate Account-I
Policyowners:

In our opinion, the accompanying statements of assets and liabilities and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the MainStay VP Bond (Initial Class), MainStay VP Capital Appreciation (Initial Class), MainStay VP Cash Management, MainStay VP Convertible (Initial Class), MainStay VP Government (Initial Class), MainStay VP Growth Equity (Initial Class), MainStay VP High Yield Corporate Bond (Initial Class), MainStay VP Indexed Equity (Initial Class), MainStay VP International Equity (Initial Class), MainStay VP Mid Cap Core (Initial Class), MainStay VP Mid Cap Growth (Initial Shares), MainStay VP Small Cap Growth (Initial Shares), MainStay VP Total Return (Initial Class), MainStay VP Value (Initial Class), MainStay VP American Century Income and Growth (Initial Class), MainStay VP Dreyfus Large Company Value (Initial Class), MainStay VP Eagle Asset Management Growth Equity (Initial Class), MainStay VP Lord Abbett Developing Growth (Initial Class), Alger American Leveraged All Cap (Class O Shares), Alger American Small Capitalization (Class O Shares), American Century VP International (Class II), American Century VP Value (Class II), Calvert Social Balanced, Dreyfus IP Technology Growth (Initial Shares), Dreyfus VIF Developing Leaders (Initial Shares) (formerly known as Dreyfus VIF Small Cap Growth), Fidelity(R) VIP Contrafund(R) (Initial Class), Fidelity(R) VIP Equity-Income (Initial Class), Fidelity(R) VIP Growth (Initial Class), Fidelity(R) VIP Index 500 (Initial Class), Fidelity(R) VIP Investment Grade Bond (Initial Class), Fidelity(R) VIP Mid-Cap (Initial Class), Fidelity(R) VIP Overseas (Initial Class), Fidelity(R) VIP Value Strategies (Service Class 2), Janus Aspen Series Balanced (Institutional Shares), Janus Aspen Series Mid Cap Growth (Institutional Shares) (formerly known as Janus Aspen Series Aggressive Growth), Janus Aspen Series Worldwide Growth (Institutional Shares), Lord Abbett Series Fund Mid-Cap Value Portfolio, MFS(R) Investors Trust Series (Initial Class), MFS(R) New Discovery Series (Initial Class), MFS(R) Research Series (Initial Class), MFS(R) Utilities Series (Initial Class), Morgan Stanley UIF Emerging Markets Debt (Class I), Morgan Stanley UIF Emerging Markets Equity (Class I), Morgan Stanley UIF U.S. Real Estate (Class I), Scudder VIT EAFE(R) Equity Index (Class A Shares), Scudder VIT Small Cap Index (Class A Shares), T. Rowe Price Equity Income Portfolio and T. Rowe Price Limited-Term Bond Portfolio, Investment Divisions (constituting the New York Life Insurance and Annuity Corporation Corporate Sponsored Variable Universal Life Separate Account-I) at December 31, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2003 by correspondence with the funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 18, 2004

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                                 BALANCE SHEET

                                                                 DECEMBER 31,
                                                              ------------------
                                                               2003       2002
                                                              -------    -------
                                                                (IN MILLIONS)
ASSETS
Fixed maturities, at fair value
  Available for sale                                          $29,401    $24,515
  Trading securities                                               66         --
Equity securities, at fair value
  Available for sale                                               47         70
  Trading securities                                               22         --
Mortgage loans                                                  2,665      2,389
Policy loans                                                      563        577
Other investments                                                 280        739
                                                              -------    -------
     Total investments                                         33,044     28,290

Cash and cash equivalents                                         761      1,362
Deferred policy acquisition costs                               2,180      1,781
Interest in annuity contracts                                   3,306      2,958
Other assets                                                    1,234      1,440
Separate account assets                                        11,589      9,245
                                                              -------    -------
     Total assets                                             $52,114    $45,076
                                                              =======    =======

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances                               $29,366    $25,260
Future policy benefits                                          1,027        967
Policy claims                                                     107        103
Obligations under structured settlement agreements              3,306      2,958
Other liabilities                                               2,556      3,280
Separate account liabilities                                   11,500      9,154
                                                              -------    -------
     Total liabilities                                         47,862     41,722
                                                              -------    -------

STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000
  (20,000 shares authorized, 2,500 issued and outstanding)         25         25
Additional paid in capital                                      1,410        910
Accumulated other comprehensive income                            590        451
Retained earnings                                               2,227      1,968
                                                              -------    -------
     Total stockholder's equity                                 4,252      3,354
                                                              -------    -------
     Total liabilities and stockholder's equity               $52,114    $45,076
                                                              =======    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              STATEMENT OF INCOME

                                                              YEAR ENDED DECEMBER 31,
                                                              ------------------------
                                                               2003     2002     2001
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
REVENUES
  Premiums                                                    $    3   $  144   $  235
  Fees -- universal life and annuity policies                    603      546      509
  Net investment income                                        1,801    1,647    1,452
  Net investment losses                                           (3)     (49)     (50)
  Other income                                                    19       16        9
                                                              ------   ------   ------
     Total revenues                                            2,423    2,304    2,155
                                                              ------   ------   ------
EXPENSES
  Interest credited to policyholders' account balances         1,321    1,280    1,133
  Policyholder benefits                                          139      305      354
  Operating expenses                                             588      554      536
                                                              ------   ------   ------
     Total expenses                                            2,048    2,139    2,023
                                                              ------   ------   ------
Income before income taxes and cumulative effect of a change
  in accounting principle                                        375      165      132
Income tax expense/(benefit)                                     116       (1)      31
                                                              ------   ------   ------
Income before cumulative effect of a change in accounting
  principle                                                      259      166      101
Cumulative effect of a change in accounting principle (net
  of income tax expense of $8 million)                            --       --       14
                                                              ------   ------   ------
NET INCOME                                                    $  259   $  166   $  115
                                                              ======   ======   ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                       STATEMENT OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001

                                                                                    ACCUMULATED
                                                         ADDITIONAL                    OTHER            TOTAL
                                              CAPITAL     PAID IN      RETAINED    COMPREHENSIVE    STOCKHOLDER'S
                                               STOCK      CAPITAL      EARNINGS    INCOME (LOSS)       EQUITY
                                              -------    ----------    --------    -------------    -------------
                                                                         (IN MILLIONS)
BALANCE AT JANUARY 1, 2001                      $25        $  480       $1,721         $(31)           $2,195
                                                                                                       ------
Comprehensive income:
  Net income                                                               115                            115
                                                                                                       ------
     Cumulative effect of a change in
       accounting principle, net of tax                                                  (2)               (2)
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                     137               137
                                                                                                       ------
  Other comprehensive income                                                                              135
                                                                                                       ------
Total comprehensive income                                                                                250
  Capital contribution                                        300                                         300
                                                ---        ------       ------         ----            ------
BALANCE AT DECEMBER 31, 2001                     25           780        1,836          104             2,745
                                                                                                       ------
Comprehensive income:
  Net income                                                               166                            166
                                                                                                       ------
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                     350               350
                                                                                                       ------
  Other comprehensive income                                                                              350
                                                                                                       ------
Total comprehensive income                                                                                516
  Capital contribution                                        130                                         130
  Transfer of Taiwan branch net assets to an
     affiliated company (See Note 12 --
     Related Party Transactions)                                           (34)          (3)              (37)
                                                ---        ------       ------         ----            ------
BALANCE AT DECEMBER 31, 2002                     25           910        1,968          451             3,354
                                                                                                       ------
Comprehensive income:
  Net income                                                               259                            259
                                                                                                       ------
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                     139               139
                                                                                                       ------
  Other comprehensive income                                                                              139
                                                                                                       ------
Total comprehensive income                                                                                398
  Capital contribution                                        500                                         500
                                                ---        ------       ------         ----            ------
BALANCE AT DECEMBER 31, 2003                    $25        $1,410       $2,227         $590            $4,252
                                                ===        ======       ======         ====            ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                            STATEMENT OF CASH FLOWS

                                                                  YEAR ENDED DECEMBER 31,
                                                              --------------------------------
                                                                2003        2002        2001
                                                              --------    --------    --------
                                                                       (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                  $    259    $    166    $    115
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depreciation and amortization                                  35           1         (26)
     Net capitalization of deferred policy acquisition costs      (400)       (441)       (380)
     Annuity and universal life fees                              (296)       (257)       (227)
     Interest credited to policyholders' account balances        1,321       1,292       1,133
     Net investment losses                                           3          49          50
     Deferred income taxes                                          17          (1)         21
     Cumulative effect of a change in accounting principle          --          --         (14)
     (Increase) decrease in:
       Net separate account assets and liabilities                  19          --         (35)
       Other assets and other liabilities                         (250)         99          88
       Trading securities                                           89          29          --
     Increase (decrease) in:
       Policy claims                                                 4          (4)         34
       Future policy benefits                                      (23)        170         186
                                                              --------    --------    --------
          NET CASH PROVIDED BY OPERATING ACTIVITIES                778       1,103         945
                                                              --------    --------    --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
     Sale of available for sale fixed maturities                22,559      24,951      28,757
     Maturity of available for sale fixed maturities               418       1,090       1,902
     Sale of equity securities                                      39          38         109
     Repayment of mortgage loans                                   776         466         322
     Sale of other investments                                     520         206          58
  Cost of:
     Available for sale fixed maturities acquired              (27,666)    (30,915)    (33,811)
     Equity securities acquired                                    (19)        (66)       (112)
     Mortgage loans acquired                                    (1,052)       (791)       (469)
     Other investments acquired                                    (70)        (21)       (715)
  Policy loans (net)                                                14         (27)        (32)
  Increase in loaned securities                                    125         747          23
  Securities sold under agreements to repurchase (net)            (644)        514         153
                                                              --------    --------    --------
          NET CASH USED IN INVESTING ACTIVITIES                 (5,000)     (3,808)     (3,815)
                                                              --------    --------    --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits                                                    5,094       5,351       4,525
     Withdrawals                                                (1,715)     (1,501)     (1,396)
     Net transfers to the separate accounts                       (258)       (585)       (536)
  Transfer of Taiwan branch cash to an affiliated company           --        (116)         --
  Capital contribution received from parent                        500         130         300
                                                              --------    --------    --------
          NET CASH PROVIDED BY FINANCING ACTIVITIES              3,621       3,279       2,893
                                                              --------    --------    --------
  Effect of exchange rate changes on cash and cash
     equivalents                                                    --          (2)         --
                                                              --------    --------    --------
Net increase (decrease) in cash and cash equivalents              (601)        572          23
                                                              --------    --------    --------
Cash and cash equivalents, beginning of year                     1,362         790         767
                                                              --------    --------    --------
CASH AND CASH EQUIVALENTS, END OF YEAR                        $    761    $  1,362    $    790
                                                              ========    ========    ========

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 2003, 2002 AND 2001

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation (the "Company") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"), domiciled in the State of Delaware. The Company offers a wide variety of interest sensitive and variable insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through its agency force with certain products also marketed through independent brokers and brokerage general agents. Prior to July 1, 2002, the Company also had marketed individual life insurance through its branch office and agency force in Taiwan. On July 1, 2002, the branch office was transferred to an affiliated company, as described in Note 12 -- Related Party Transactions.

BASIS OF PRESENTATION

     The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results may differ from estimates.

     Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or stockholder's equity as previously reported.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS

     Fixed maturity investments classified as available for sale or trading are reported at fair value. For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable fair value, the Company has determined an estimated fair value using either a discounted cash flow approach, broker dealer quotations or management's pricing model. Unrealized gains and losses on available for sale securities are reported in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from fixed maturities classified as trading are reflected in net investment gains (losses) in the accompanying Statement of Income.

     Significant changes in future anticipated cash flows on mortgage and asset-backed securities from the original purchase assumptions are accounted for using the retrospective yield adjustment method.

     Equity securities are carried at fair value. The estimated fair value of equity securities has been determined using quoted market prices for publicly traded securities and management's pricing model for private placement securities. For equity securities classified as available for sale, unrealized gains and losses are reflected in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from equity securities classified as trading are reflected in net investment gains (losses) in the accompanying Statement of Income.

     The cost basis of fixed maturities and equity securities are adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net investment gains and losses in the accompanying Statement of Income. The Company continuously monitors securities that have an estimated fair value that is below amortized cost in order to determine if there is any evidence that the decline in estimated fair value is not temporary. Factors considered in evaluating whether a decline in value is other than temporary include: 1) whether the decline is substantial; 2) the amount of time that the fair value has been less than cost; 3) the financial condition and near-term prospects of the issuer; and 4) the Company's ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value.

     Mortgage loans on real estate are carried at unpaid principal balance, net of discount/premium and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that, based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

INVESTMENTS -- (CONTINUED)

agreement. These specific valuation allowances are based upon the fair value of the collateral or the present value of expected future cash flows discounted at the loan's original effective interest rate. The Company also has a general valuation allowance for estimated future credit losses on currently performing mortgages. The general valuation allowance is based on the Company's historical loss experience for the mortgage loan portfolio.

     Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender.

     Other investments consist primarily of investments in limited partnerships and limited liability companies, derivatives, investment real estate and collateralized loans. Limited partnerships and limited liability companies are carried on the equity method of accounting. Investments in real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost net of write-downs for other than temporary declines in fair value. Properties held for sale are carried at the lower of cost or fair value less estimated selling costs. Collateralized loans are reported at outstanding principal balance reduced by any charge-off or specific valuation allowance and net of any deferred fees or costs on originated loans or unamortized premiums or discounts on purchased loans. Derivative financial instruments are accounted for at fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note
10 -- Derivative Financial Instruments and Risk Management.

     Cash equivalents include investments that have original maturities of three months or less at date of purchase and are carried at amortized cost, which approximates fair value.

     Short-term investments that have maturities between three and twelve months at date of purchase are included in fixed maturities on the accompanying Balance Sheet and are carried at amortized cost, which approximates fair value.

     Net investment gains (losses) on sales are computed using the specific identification method.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     Securities borrowed and securities loaned are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the fair value of securities borrowed and loaned with additional collateral obtained as necessary.

     Securities purchased under agreements to resell and securities sold under agreements to repurchase are treated as financing arrangements and are carried at fair value including accrued interest. It is the Company's policy to generally take possession or control of the securities purchased under these agreements to resell. Assets to be repurchased or resold are the same or substantially the same as the assets borrowed or sold. The fair value of the securities to be repurchased or resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Balance Sheet. These consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses.

     Acquisition costs for annuity and universal life contracts are amortized in proportion to estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for deferred annuities. Changes in assumptions are reflected as retroactive adjustments in the current year's amortization. The carrying amount of the deferred policy acquisition cost asset is adjusted at each balance sheet date as if the unrealized gains or losses on investments associated with these insurance contracts had been realized and included in the gross profits used to determine current period amortization.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

DEFERRED POLICY ACQUISITION COSTS -- (CONTINUED)

The increase or decrease in the deferred policy acquisition cost asset due to unrealized gains or losses is recorded in other comprehensive income.

POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances on annuity and universal life contracts are equal to cumulative deposits plus interest credited less withdrawals and mortality and expense charges. This liability includes for amounts that have been assessed to compensate the insurer for services to be performed over future periods.

OTHER ASSETS AND OTHER LIABILITIES

     Other assets primarily consist of reinsurance recoverables, investment income due and accrued, amounts receivable for undelivered securities, furniture and equipment and capitalized software and web development costs. Furniture and equipment is stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally ranges from 3 to 10 years. Capitalized external and internal software and web development costs are amortized on a straight-line basis over the estimated useful life of the software, not to exceed 5 years. Other liabilities consist primarily of securities loaned, deferred income taxes and repurchase agreements.

RECOGNITION OF INCOME AND RELATED EXPENSES

     Amounts received under annuity and universal life contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income in the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums from whole life and term policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This is accomplished by providing for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

FEDERAL INCOME TAXES

     The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that the Company is allocated its share of the consolidated tax provision or benefit determined generally on a separate company basis. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred income tax assets and liabilities are recognized for the future tax consequence of temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities.

SEPARATE ACCOUNTS

     The Company has established non-guaranteed, guaranteed and registered separate accounts with varying investment objectives which are segregated from the Company's general account and are maintained for the benefit of separate account policyholders. Separate account assets are stated at fair value. The liability for separate accounts represents policyholders' interests in the separate account assets. For its non-guaranteed and registered separate accounts, these liabilities include accumulated net investment income and realized and unrealized gains and losses on those assets, and generally reflect fair value. For its guaranteed, non-registered separate accounts, the liability represents amounts due to policyholders pursuant to the terms of the contract.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

SEPARATE ACCOUNTS -- (CONTINUED)

     The guaranteed separate accounts maintained on a fair value basis provides a guarantee of principal and interest for contracts held to maturity. Prior to maturity, a market value adjustment is imposed upon certain surrenders. Interest rates on these contracts may be adjusted periodically.

FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to the financial statements. Specifically, fair value disclosure of fixed maturities, short-term investments, cash equivalents, equity securities and mortgage loans are reported in Note 2 -- Significant Accounting Policies and
Note 3 -- Investments. Fair values of policyholders' account balances are reported in Note 5 -- Insurance Liabilities. Fair values of repurchase agreements are included in Note 11 -- Commitments and Contingencies.

BUSINESS RISKS AND UNCERTAINTIES

     The Company's investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, and preferred and common stocks. The fair value of the Company's investments varies depending on economic and market conditions and the interest rate environment. For example, if interest rates rise, the securities in the Company's fixed-income portfolio generally will decrease in value. If interest rates decline, the securities in the fixed-income portfolio generally will increase in value. For various reasons, the Company may, from time to time, be required to sell certain investments at a price and a time when their fair value is less than their book value.

     Mortgage loans, many of which have balloon payment maturities, and equity real estate, are generally illiquid and carry a greater risk of investment losses than investment grade fixed maturities. Furthermore, in periods of declining interest rates, bond calls and mortgage prepayments generally increase, resulting in reinvestment at then current markets rates.

     The Company regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

     Changes in interest rates can have significant effects on the Company's profitability. Under certain circumstances of interest rate volatility, the Company is exposed to disintermediation risk and reduction in net interest spread or profit margins. The fair value of the Company's invested assets fluctuates depending on market and other general economic conditions and the interest rate environment. In addition, mortgage prepayments, life insurance and annuity surrenders and bond calls are affected by interest rate fluctuations. Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no assurance can be given that it will be successful in managing the effects of such volatility and that such volatility will not have a material adverse impact on the Company's financial condition and results of operation.

     Credit defaults and impairments may result in writedowns in the value of fixed income and equity securities held by the Company. Recent corporate and accounting scandals continue to increase the risks of defaults on fixed maturities securities. Additionally, credit rating agencies may in the future downgrade certain issuers of fixed maturity securities held by the Company due to changing assessments of the credit quality of the issuers.

     Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulations, financial services regulation and federal taxation, can significantly and adversely affect the insurance industry and the Company. The Company is unable to predict whether any of these changes will be made, whether any such administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

BUSINESS RISKS AND UNCERTAINTIES -- (CONTINUED)

     The development of policy reserves and deferred policy acquisition costs for the Company's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, expense, persistency and investment assumptions. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and deferred policy acquisition costs.

     The Company issues certain variable products with various types of guaranteed minimum death benefit features. The Company currently reserves for expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly during the period when account values are less than guaranteed amounts.

     As a subsidiary of a mutual life insurance company, the Company is subject to a tax on its equity base ("EBT"). The EBT has been suspended for 3 years beginning with the 2001 tax year (see Note 8 -- Federal Income Taxes). As a result of the suspension, in 2002 the Company released the prior accrual held for the EBT. In the absence of any new legislation extending the suspension or eliminating this tax, the Company is subject to this tax beginning in 2004.

CONTINGENCIES

     Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

RECENT ACCOUNTING PRONOUNCEMENTS

     Effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities", ("SFAS 133") as amended by Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an Amendment to FASB Statement No. 133", ("SFAS 138"). SFAS 133 and SFAS 138 established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. SFAS 133 requires that all derivatives be recorded on the balance sheet at their fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 10. The cumulative effect of the adoption of SFAS 133 and SFAS 138, as of January 1, 2001, resulted in a $14 million decrease in other comprehensive income with a corresponding increase of $14 million in net income, net of taxes. Upon its adoption of SFAS No. 133, the Company reclassified $646 million of held-to-maturity securities as available-for-sale. This reclassification resulted in an after-tax cumulative effect adjustment of $12 million increasing other comprehensive income, representing the after-tax unrealized gain on these securities at January 1, 2001. The net impact on other comprehensive income of these adjustments was a decrease of $2 million, after tax.

     In July 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long Duration Contracts and for Separate Accounts" ("SOP 03-1"). SOP 03-1 provides guidance on a number of topics, including separate account presentation, interest in separate accounts, liability valuation, returns based on a contractually referenced pool of assets or index, and accounting for contracts that contain death or other insurance benefit features.

     SOP 03-1 will be effective for the Company's financial statements on January 1, 2004. The effect of initially adopting SOP 03-01 will be reported as a cumulative effect of a change in accounting principle. The company is currently completing an assessment of the impact of the SOP on its operations; however, we do

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

RECENT ACCOUNTING PRONOUNCEMENTS -- (CONTINUED)

not believe that the implementation of SOP 03-01 will have a material effect on the Company's financial position.

NOTE 3 -- INVESTMENTS

FIXED MATURITIES

     At December 31, 2003 and 2002, the maturity distribution of fixed maturities was as follows (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                              2003                       2002
                                                     -----------------------    -----------------------
                                                     AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST       FAIR VALUE      COST       FAIR VALUE
------------------                                   ---------    ----------    ---------    ----------
Due in one year or less                               $ 1,118      $ 1,127       $   621      $   630
Due after one year through five years                   4,913        5,206         4,306        4,513
Due after five years through ten years                  8,754        9,291         7,151        7,546
Due after ten years                                     4,164        4,441         3,402        3,659
Mortgage and asset-backed securities:
  U.S. Government or U.S. Government agency               303          315           535          559
  Other mortgage-backed securities                      6,306        6,541         5,119        5,434
  Other asset-backed securities                         2,424        2,480         2,102        2,174
                                                      -------      -------       -------      -------
     Total Available for Sale                         $27,982      $29,401       $23,236      $24,515
                                                      =======      =======       =======      =======

     At December 31, 2003 and 2002, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                           2003
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government corporations and
  agencies                                           $   735       $   21         $  2        $   754
U.S. agencies, state and municipal                     1,060           85            3          1,142
Foreign governments                                      122           10           --            132
Corporate                                             17,335        1,112           95         18,352
Other mortgage-backed securities                       6,306          259           24          6,541
Other asset-backed securities                          2,424           73           17          2,480
                                                     -------       ------         ----        -------
     Total Available for Sale                        $27,982       $1,560         $141        $29,401
                                                     =======       ======         ====        =======

                                                                           2002
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government corporations and
  agencies                                           $ 1,022       $   48         $  1        $ 1,069
U.S. agencies, state and municipal                     1,579          131           --          1,710
Foreign governments                                      105           11           --            116
Corporate                                             13,309          952          249         14,012
Other mortgage-backed securities                       5,119          316            1          5,434
Other asset-backed securities                          2,102           94           22          2,174
                                                     -------       ------         ----        -------
     Total Available for Sale                        $23,236       $1,552         $273        $24,515
                                                     =======       ======         ====        =======

     At December 31, 2003 and 2002, the Company has outstanding contractual obligations to acquire additional private placement securities amounting to $16 million and $161 million, respectively.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FIXED MATURITIES -- (CONTINUED)

     The Company accrues interest income on fixed maturity securities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. Interest income on impaired securities is recognized on a cash basis.

EQUITY SECURITIES

     At December 31, 2003 and 2002, the distribution of gross unrealized gains and losses on available for sale equity securities was as follows (in millions):

                UNREALIZED    UNREALIZED    ESTIMATED
        COST      GAINS         LOSSES      FAIR VALUE
        ----    ----------    ----------    ----------
2003    $46       $   2          $ 1           $47
2002    $81       $  --          $11           $70

MORTGAGE LOANS

     The Company's mortgage loans are diversified by property type, location and borrower, and are collateralized by the related property.

     The fair value of the mortgage loan portfolio at December 31, 2003 and 2002 is estimated to be $2,854 million and $2,614 million, respectively. Fair value is determined by discounting the projected cash flows for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities. As mortgage loans are generally intended to be held to maturity, the fair value does not necessarily represent the values for which those loans could have been sold for at December 31, 2003 or 2002.

     At December 31, 2003 and 2002, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to $58 million and $60 million at fixed and floating interest rates ranging from 2.7% to 7.8% and from 3.7% to 8.5%, respectively. These commitments are diversified by property type and geographic region.

     The Company accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is recognized on a cash basis. Cash payments on loans in the process of foreclosure are treated as a return of principal.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

MORTGAGE LOANS -- (CONTINUED)

     At December 31, 2003 and 2002, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                           2003                  2002
                                     -----------------    ------------------
                                     CARRYING    % OF     CARRYING     % OF
                                      VALUE      TOTAL     VALUE      TOTAL
                                     --------    -----    --------    ------
Property Type:
  Office buildings                    $  943      35.4%    $  855       35.8%
  Retail                                 474      17.8%       397       16.6%
  Residential                            608      22.8%       604       25.3%
  Industrial                             336      12.6%       238       10.0%
  Apartment buildings                    269      10.1%       258       10.8%
  Other                                   35       1.3%        37        1.5%
                                      ------     -----     ------     ------
     Total                            $2,665     100.0%    $2,389      100.0%
                                      ======     =====     ======     ======
Geographic Region:
  Central                             $  783      29.4%    $  606       25.4%
  South Atlantic                         684      25.7%       654       27.4%
  Pacific                                563      21.1%       474       19.8%
  Middle Atlantic                        455      17.0%       486       20.3%
  New England                            180       6.8%       169        7.1%
                                      ------     -----     ------     ------
     Total                            $2,665     100.0%    $2,389      100.0%
                                      ======     =====     ======     ======

OTHER INVESTMENTS

     The components of other investments as of December 31, 2003 and 2002 were as follows (in millions):

                                                           2003    2002
                                                           ----    ----
Limited liability company                                  $157    $675
Collateralized loans                                         40      --
Derivatives                                                  34      26
Limited partnerships                                         28      17
Real estate                                                  17      17
Other                                                         4       4
                                                           ----    ----
     Total other investments                               $280    $739
                                                           ====    ====

     Investments in limited liability company represents the Company's investment in the New York Life Short Term Investment Fund ("STIF"), formed by NYL to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The STIF is a commingled fund managed by New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries or affiliates of New York Life.

     Accumulated depreciation on real estate at December 31, 2003 and 2002 was $6 million and $5 million, respectively. Depreciation expense totaled $1 million for each year ended December 31, 2003, 2002 and 2001.

RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $3 million at December 31, 2003 and 2002 were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in available for sale fixed maturities on the accompanying Balance Sheet.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2003, 2002 and 2001, were as follows (in millions):

                                              2003      2002      2001
                                             ------    ------    ------
Fixed maturities                             $1,604    $1,448    $1,238
Equity securities                                 2         3         6
Mortgage loans                                  167       170       155
Policy loans                                     46        45        47
Other investments                                30        30        45
                                             ------    ------    ------
  Gross investment income                     1,849     1,696     1,491
Investment expenses                             (48)      (49)      (39)
                                             ------    ------    ------
  Net investment income                      $1,801    $1,647    $1,452
                                             ======    ======    ======

     For the years ended December 31, 2003, 2002 and 2001, investment gains (losses) computed under the specific identification method were as follows (in millions):

                                                2003                           2002                           2001
                                      -------------------------      -------------------------      -------------------------
                                      GAINS              LOSSES      GAINS              LOSSES      GAINS              LOSSES
                                      -----              ------      -----              ------      -----              ------
Fixed maturities                      $192               $(176)      $192               $(236)      $163               $(217)
Equity securities                        5                  (7)         8                  (8)        11                  (9)
Mortgage loans                           2                  (4)         1                  (1)        --                  (1)
Derivative instruments                   1                  (4)         1                  (4)         1                  (7)
Other investments                       --                 (12)        --                  (2)        10                  (1)
                                      ----               -----       ----               -----       ----               -----
     Subtotal                         $200               $(203)      $202               $(251)      $185               $(235)
                                      ====               =====       ====               =====       ====               =====
Total net investment losses                     $(3)                           $(49)                          $(50)
                                                ===                            ====                           ====

     Effective January 1, 2003 the Company transferred all other-than-temporarily impaired securities to a trading portfolio at fair value. Accordingly, for the year 2003 the trading portfolio required a mark-to-market adjustment through net investment losses to reflect any subsequent decline or increase in fair market value. The net gain released from unrealized gains in accumulated other comprehensive income in the accompanying Balance Sheet and reflected in net investment losses in the accompanying Statement of Income at the date of transfer amounted to $2 million.

     On April 1, 2002 the Company transferred the convertible bond and preferred stock portfolios from available for sale into the trading category. The net gain released from unrealized gains in accumulated other comprehensive income in the accompanying Balance Sheet and reflected in net investment losses in the accompanying Statement of Income at the date of transfer amounted to $3 million. The convertible portfolio was subsequently sold during 2002.

     The gross gains and losses on trading securities amounted to $21 million and $73 million for the year ended, December 31, 2003. The gross gains and losses on trading securities amounted to $3 million and $7 million for the period April 1, 2002 through December 31, 2002. Trading gains and losses are included in net investment losses in the accompanying Statement of Income.

     Related losses from other-than-temporary impairments in fixed maturities (included in gross investment losses on fixed maturities above) were $24 million, $70 million and $33 million for the years ended December 31, 2003, 2002 and 2001, respectively. Related losses from other-than-temporary impairments in equities (included in gross investment losses on equity securities above) were $7 million at December 31, 2003. There were no other-than-temporary impairment losses in equities for 2002 and 2001.

     The following table presents the Company's gross unrealized losses and fair values for fixed maturities and equities into two categories: (1) when the estimated fair value has declined and remained below

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES -- (CONTINUED)

amortized cost for a period of less than twelve months, and (2) when the estimated fair value has declined and remained below cost for a period of greater than twelve months, at December 31, 2003 (in millions):

                                             LESS THAN           GREATER THAN
                                             12 MONTHS            12 MONTHS               TOTAL
                                        -------------------   ------------------   -------------------
                                         FAIR    UNREALIZED   FAIR    UNREALIZED    FAIR    UNREALIZED
FIXED MATURITIES                        VALUE      LOSSES     VALUE     LOSSES     VALUE      LOSSES
----------------                        ------   ----------   -----   ----------   ------   ----------
U.S. Treasury and U.S. Government
  corporations and agencies             $  319      $  2      $ --       $--       $  319      $  2
U.S. agencies, state and municipal         134         3        --        --          134         3
Foreign governments                         14         *        --        --           14         *
Corporate                                2,306        72       338        23        2,644        95
Mortgage-backed securities               1,184        24         1         *        1,185        24
Asset-backed securities                    344         9        58         8          402        17
                                        ------      ----      ----       ---       ------      ----
     TOTAL FIXED MATURITIES              4,301       110       397        31        4,698       141
                                        ------      ----      ----       ---       ------      ----
               EQUITIES
               --------
Preferred Stock                             --        --         4         1            4         1
                                        ------      ----      ----       ---       ------      ----
     TOTAL TEMPORARILY IMPAIRED
       SECURITIES                       $4,301      $110      $401       $32       $4,702      $142
                                        ======      ====      ====       ===       ======      ====

---------------

* Unrealized loss is less than $1 million.

     For the securities with gross unrealized losses, the decline in fair value is principally related to changes in interest rates and weak economic and market conditions in certain corporate sectors such as airlines, energy and utilities that are now experiencing a gradual rebound in fair value. Recent improvement in fair value for these securities evidences continued recovery as economic and market conditions improve. Refer to Note 2 -- Significant Accounting Policies for Investments, which discloses the Company's process for reviewing invested assets for impairments.

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on available for sale investments are included in the accompanying Balance Sheet as a component of accumulated other comprehensive income. Changes in these amounts include reclassification adjustments for prior period unrealized gains (losses) that have been recognized as realized gains (losses) during the current year and are included in the accompanying

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NET UNREALIZED INVESTMENT GAINS (LOSSES) -- (CONTINUED)

Statement of Income. The amounts for the years ended December 31, 2003, 2002 and 2001 are as follows (in millions):

                                                         2003    2002     2001
                                                         ----    -----    ----
Net unrealized investment gains (losses), beginning of
  the year                                               $451    $ 104    $(31)
                                                         ----    -----    ----
Cumulative effect of a change in accounting principle      --       --      (2)
                                                         ----    -----    ----
Changes in net unrealized investment gains attributable
  to investments:
  Net unrealized investment gains arising during the
     period                                               132      663     172
  Less: Reclassification adjustments for gains (losses)
     included in net income                                18        9     (64)
                                                         ----    -----    ----
  Change in net unrealized investment gains, net of
     adjustments                                          114      654     236
Impact of net unrealized investment gains (losses) on:
  Policyholders' account balance                           26      (15)     --
  Deferred policy acquisition costs                        (1)    (289)    (99)
                                                         ----    -----    ----
Change in net unrealized investment gains (losses)        139      350     137
                                                         ----    -----    ----
Transfer of Taiwan branch to an affiliated company         --       (3)     --
                                                         ----    -----    ----
Net unrealized investment gains (losses), end of year    $590    $ 451    $104
                                                         ====    =====    ====

     Net unrealized gains on investments reported in the preceding table for the years ended December 31, 2003, 2002 and 2001 are net of income tax expense of $71 million $357 million and $93 million, respectively.

     Reclassification adjustments reported in the preceding table for the years ended December 31, 2003, 2002 and 2001 are net of income tax expense (benefit) of $10 million, $5 million and ($34) million, respectively.

     Policyholders' account balance reported in the preceding table for the years ended December 31, 2003 and 2002 are net of income tax expense (benefit) of $14 million and $(8) million, respectively.

     Deferred policy acquisition costs in the preceding table for the years ended December 31, 2003, 2002 and 2001 are net of income tax benefit of $-, $156 million and $53 million, respectively.

     On July 1, 2002, the cumulative unrealized gain associated with the Taiwan branch was transferred to an affiliated company as described in Note
12 -- Related Party Transactions.

NOTE 5 -- INSURANCE LIABILITIES

     The Company's investment contracts are primarily deferred annuities. The carrying value, which approximates fair value, of the Company's liabilities for deferred annuities at December 31, 2003 and 2002, was $15,733 million and $13,319 million, respectively, and is included in policyholders' account balances in the accompanying Balance Sheet.

     The cumulative guaranteed minimum death benefit reserve at December 31, 2003 and 2002 was $29 million and $55 million, respectively, and is included in future policy benefits in the accompanying Balance Sheet.

NOTE 6 -- SEPARATE ACCOUNTS

     The Company maintains non-guaranteed separate accounts for its variable deferred annuity and variable life products; certain of which are registered with the Securities and Exchange Commission. Assets in non-guaranteed separate accounts were $10,866 million and $8,526 million at December 31, 2003 and 2002, respectively. The Company maintains investments in the non-guaranteed separate accounts of $45 million and $52 million at December 31, 2003 and 2002, respectively. The assets of these separate accounts represent

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 6 -- SEPARATE ACCOUNTS -- (CONTINUED)

investments in shares of the New York Life sponsored Mainstay VP Series Funds and other non-proprietary funds.

     The Company maintains one guaranteed separate account for universal life insurance policies, with assets of $723 million and $719 million at December 31, 2003 and 2002, respectively. This account provides a minimum guaranteed interest rate with a market value adjustment imposed upon certain surrenders. The assets of this separate account, which are carried at fair value, primarily represent investments in investment grade corporate bonds and mortgage-backed securities.

NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS

     An analysis of deferred policy acquisition costs ("DAC") for the years ended December 31, 2003, 2002 and 2001 was as follows (in millions):

                                                      2003      2002      2001
                                                     ------    ------    ------
Balance at beginning of year                         $1,781    $1,887    $1,660
  Current year additions                                645       630       558
  Amortized during year                                (245)     (189)     (179)
  Adjustment for change in unrealized investment
     gains                                               (1)     (445)     (152)
  Transfer of Taiwan branch to an affiliated
     company                                             --      (102)       --
                                                     ------    ------    ------
Balance at end of year                               $2,180    $1,781    $1,887
                                                     ======    ======    ======

     On July 1, 2002, the assets and liabilities including deferred policy acquisition costs associated with the Taiwan branch were transferred to an affiliated company, as described in Note 12 -- Related Party Transactions.

NOTE 8 -- FEDERAL INCOME TAXES

     A summary of income tax expense (benefit) included in the accompanying Statement of Income was as follows (in millions):

                                                            2003    2002    2001
                                                            ----    ----    ----
Current:
  Federal                                                   $ 94    $(1)    $ 8
  State and local                                              5      1       2
                                                            ----    ---     ---
                                                              99     --      10
Deferred:
  Federal                                                     17     (1)     21
                                                            ----    ---     ---
Income tax expense/(benefit)                                $116    $(1)    $31
                                                            ====    ===     ===

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 8 -- FEDERAL INCOME TAXES -- (CONTINUED)

     The components of the net deferred tax liability as of December 31, 2003 and 2002 were as follows (in millions):

                                                               2003     2002
                                                              ------    ----
Deferred tax assets:
  Future policyholder benefits                                $  487    $427
  Employee and agents benefits                                    62      58
                                                              ------    ----
     Deferred tax assets                                         549     485
                                                              ------    ----
Deferred tax liabilities:
  Deferred policy acquisition costs                              517     409
  Investments                                                    479     420
  Other                                                            9      19
                                                              ------    ----
     Deferred tax liabilities                                  1,005     848
                                                              ------    ----
       Net deferred tax liability                             $  456    $363
                                                              ======    ====

     Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company's management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

     Set forth below is a reconciliation of the statutory Federal income tax rate to the effective tax rate for 2003, 2002 and 2001:

                                                          2003    2002     2001
                                                          ----    -----    -----
Statutory Federal income tax rate                         35.0%    35.0%    35.0%
Current year equity base tax                                --       --     12.5
True down of prior year equity base tax                     --    (22.9)   (20.1)
Tax exempt income                                         (2.8)    (6.0)    (4.9)
Foreign branch termination                                  --     (3.8)      --
Other                                                     (1.2)    (2.9)     0.9
                                                          ----    -----    -----
Effective tax rate                                        31.0%    (0.6)%   23.4%
                                                          ====    =====    =====

     Pursuant to the tax allocation agreement discussed in Note 2 -- Significant Accounting Policies, as of December 31, 2003 and 2002, the Company had recorded an income tax receivable from New York Life of $38 million and an income tax payable to New York Life of $38 million, respectively.

     The Company's Federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 1998. There were no material effects on the Company's results of operations as a result of these audits. The Company believes that its recorded income tax liabilities are adequate for all open years.

     In March 2002, the Job Creation and Worker Assistance Act of 2002 was passed to provide tax relief and stimulate the economy. This act suspends the Company's equity base tax for the three year period beginning 2001. The Company accrued $17 million in the equity base tax in 2001 prior to passage of this legislation. This amount was released in 2002 and reflected as an adjustment to 2002 current income tax expense (benefit) in the accompanying Statement of Income.

NOTE 9 -- REINSURANCE

     The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to loss from reinsurer insolvencies.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 9 -- REINSURANCE -- (CONTINUED)

When necessary, an allowance is recorded for reinsurance the Company cannot collect. Three reinsurance companies account for approximately 50% of the reinsurance ceded at December 31, 2003.

     The Company has entered into cession reinsurance agreements on both a coinsurance basis and on a yearly renewable term basis with affiliated and non-affiliated companies. The total amount of ceded premiums included in the accompanying Statement of Income was $171 million, $81 million and $2 million at December 31, 2003, 2002 and 2001, respectively, and includes ceded premiums associated with the transfer of the Taiwan branch as described in Note
12 -- Related Party Transactions.

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     The Company uses derivative financial instruments to manage interest rate, currency and market risk. These derivative financial instruments include interest rate options and interest rate and currency swaps. The Company does not engage in derivative financial instrument transactions for speculative purposes.

     The Company deals with highly rated counter-parties and does not expect the counter-parties to fail to meet their obligations under the contracts. The Company has controls in place to monitor credit exposures by limiting transactions with specific counter-parties within specified dollar limits and assessing the future creditworthiness of counter-parties. The Company uses master netting agreements and adjusts transaction levels, when appropriate, to minimize risk.

     To further minimize risk, credit support annexes are negotiated as part of swap documentation entered into by the Company with all counterparties. The credit support annex requires that a swap counterparty post collateral to secure that portion of its anticipated swap obligation in excess of a specified threshold. The threshold declines with a decline in the counterparties' rating. Collateral received is invested in short-term investments.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or discounted cash flows of the hedging instrument is within 80-125% of the inverse changes in the fair value or discounted cash flows of the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. For cash flow hedges of interest rate risk, the Company uses either qualitative assessment, if appropriate, or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cashflows method is used to measure hedge ineffectiveness when appropriate. The Company does not have any fair value hedges at December 31, 2003 and 2002. The Company will discontinue hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised;
(iii) the derivative is de-designated as a hedge instrument; (iv) it is probable that the forecasted transaction will not occur; or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

     For cash flow hedges, in which derivatives hedge the variability of cash flows related to variable rate available for sale securities, the accounting treatment depends on the effectiveness of the hedge. To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported as changes in other comprehensive income. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment gains (losses). The Company's cash flow hedges primarily include hedges of floating rate available for sale securities. During 2003 and 2002, there was no hedge ineffectiveness recognized in net investment gains (losses) related to cash flow hedges. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate. There were no cashflow hedges

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT -- (CONTINUED)

of forecasted transactions as of December 31, 2003 and 2002. The estimated amount of existing gains and losses that are reported in other comprehensive income at December 31, 2003 and 2002 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is $4 million and $7 million, respectively.

     Hedge accounting is discontinued immediately when it is determined that the derivative no longer qualifies as an effective fair value hedge. The derivative will continue to be carried on the balance sheet at its fair value, but the changes in the fair value of the hedged asset or liability will no longer offset the changes in the fair value of the derivative. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will be recognized immediately in net investment gains (losses). When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income and will be recognized when the transaction affects net income; however, prospective hedge accounting for the transaction is terminated. In all other situations in which hedge accounting is discontinued, the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current period net investment gains (losses). No hedging transactions were discontinued for the years ended December 31, 2003 and 2002 due to hedge ineffectiveness.

     The Company has derivative instruments that do not qualify for hedge accounting treatment. These derivatives include interest rate options and various interest rate swaps. Derivatives that do not qualify for hedge accounting are carried at fair value with changes in value included in net investment gains (losses).

     The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the accompanying Balance Sheet at fair value and changes in their fair value are recorded currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the accompanying Balance Sheet at fair value. As of December 31, 2003 and 2002, there were no such embedded derivatives that could not be separated from their host contracts.

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

LITIGATION

     The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, employment and benefits and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

ASSESSMENTS

     Most of the jurisdictions in which the Company is licensed to transact business, require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets. The Company is not aware of, nor has it received notification of any significant insolvency by insurance companies.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     The Company participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2003 and 2002, $1,424 million and $1,318 million, respectively, of the Company's fixed maturity securities were on loan to others. Collateral on loan securities is obtained in accordance with our policy disclosed in Note 2 -- Significant Accounting Policies. The fair value of securities loaned is monitored, with additional collateral obtained, as necessary. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss.

     At December 31, 2003 and 2002, the Company recorded cash collateral received under these agreements of $1,474 million and $1,350 million, respectively, and established a corresponding liability for the same amount included in other liabilities in the accompanying Balance Sheet.

     The Company enters into agreements to sell and repurchase securities for the purpose of enhancing income on securities held. Under these agreements, the Company obtains the use of funds from a broker for generally one month. The liability reported in the accompanying Balance Sheet (included in other liabilities) at December 31, 2003 of $155 million ($799 million at December 31,
2002) approximates fair value. The investments acquired with the funds received from the securities sold are included in other investments in the accompanying Balance Sheet.

NOTE 12 -- RELATED PARTY TRANSACTIONS

     New York Life provides the Company with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of an administrative service agreement between New York Life and the Company. Such costs, amounting to $559 million, $537 million and $458 million for the years ended December 31, 2003, 2002 and 2001, respectively, are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     In addition, the Company is allocated post-retirement and post-employment benefits other than pensions, which are held by New York Life. The Company was allocated $27 million for its share of the net periodic post-retirement benefits expense in 2003 ($13 million and $10 million in 2002 and 2001, respectively) and a benefit of $(2) million in 2003 ($(2) million in 2002 and $(6) million in 2001) for the post-employment benefits expense under the provisions of the service agreement. The expenses are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     The Company has entered into an investment advisory agreement with New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, to provide investment advisory services to the Company. At December 31, 2003, 2002 and 2001, the total cost for these services amounted to $22 million, $28 million and $16 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

     In addition, NYLIM has an Investment Advisory Agreement with the Mainstay VP Series Fund, Inc. (the "Fund"), a registered investment company whose shares are sold to various separate accounts of the Company. NYLIM, the administrator of the Fund and the Company have entered into agreements regarding administrative services to be provided by the Company. Under the terms of the agreement, NYLIM pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

NYLIM for the years ended December 31, 2003, 2002 and 2001 of $9 million, $9 million and $8 million, respectively.

     At December 31, 2003 and 2002, the Company had a net liability of $186 million and $166 million, respectively, for the above described services which are included in other liabilities in the accompanying Balance Sheet. The terms of the settlement generally require that these amounts be settled in cash within ninety days.

     The Company is the obligor for certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities. To satisfy its obligations under these agreements, the Company owns all rights, title and interest in and to certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 5.46% to 7.81%. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements. At December 31, 2003 and 2002 the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Balance Sheet amounted to $3,306 million and $2,958 million, respectively.

     In addition, the Company has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third party obligations under certain structured settlement agreements. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2003 and 2002 the amount of outstanding reserves on these contracts included in future policy benefits was $178 million and $180 million, respectively.

     The Company has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute, and be the principal underwriter of the Company's variable product policies. NYLIFE Distributors has an agreement with NYLIFE Securities, another indirect wholly owned subsidiary of New York Life, under which registered representatives of NYLIFE Securities solicit sales of these policies. In connection with this agreement, the Company recorded commission expense to NYLIFE Securities' registered representatives of $89 million, $71 million and $126 million, for the years ended December 31, 2003, 2002 and 2001, respectively.

     The Company has a credit agreement with New York Life wherein New York Life can borrow funds from the Company. The maximum amount available to New York Life is $200 million. No outstanding balance was due to the Company at December 31, 2003 and December 31, 2002.

     The Company also has a credit agreement with New York Life in which the Company can borrow up to $200 million. No outstanding balance was due to New York Life at December 31, 2003 and December 31, 2002. Interest expense for 2003, 2002 and 2001 was less than $1 million.

     During August 2003, the Company transferred without recourse several private placement debt securities to Madison Capital Funding LLC ("MCF"). MCF is an indirect wholly owned subsidiary of New York Life. MCF paid for the purchase price of the securities transferred by delivering to the Company promissory notes with terms identical to the securities transferred. At December 31, 2003, the Company had recorded a receivable from MCF included in other assets of $23 million. During 2003, the Company received interest payments from MCF totaling less than $1 million.

     Effective July 1, 2002, the Company transferred $37 million in net assets associated with the Company's Taiwan branch including Taiwan's insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation ("NYLT"), an indirect wholly owned subsidiary of New York Life.

     The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the branch's net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected on the Company's Statement of Income. Accordingly, the Company recorded the following with respect to this transaction (in millions):

                                                           2003    2002
                                                           ----    ----
Amounts recoverable from reinsurers                        $716    $633
Premiums ceded                                              171      74
Benefits ceded                                               38      13

     The Company received capital contributions of $500 million and $130 million in 2003 and 2002, respectively, from its parent company, New York Life.

     The Company has issued various Corporate Owned Life policies to New York Life for the purpose of funding certain New York Life employee benefits. These policies were issued on the same basis as policies sold to unrelated customers. For the years ended December 31, 2003 and 2002, the Company recorded liabilities of approximately $1,133 million and $1,023 million, respectively, which are included in policyholder account balances and separate account liabilities on the accompanying Balance Sheet.

     The Company has also issued various Corporate Owned Life policies to a Voluntary Employees' Beneficiary Association (VEBA) trust, a trust formed for the benefit of New York Life's retired employees. These policies were issued on the same basis as policies sold to unrelated customers. For the years ended December 31, 2003 and 2002, policyholder account balances and separate account liabilities related to these policies aggregated $252 million and $219 million, respectively.

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid were $173 million, $30 million, and $20 million during 2003, 2002 and 2001, respectively.

     Total interest paid was $10 million, $7 million and $21 million during 2003, 2002 and 2001, respectively.

     Non-cash financing activity in 2002 consists of the transfer of $79 million in net liabilities associated with the Taiwan branch to an affiliated company (see Note 12 -- Related Party Transactions).

NOTE 14 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. In making such determinations the Department gives no consideration to financial statements prepared in accordance with accounting principles generally accepted in the United States of America.

     At December 31, 2003 and 2002, statutory stockholder's equity was $1,882 million and $1,404 million, respectively. Statutory net income/(loss) for the years ended December 31, 2003, 2002 and 2001 was $20 million, $(95) million and $(83) million, respectively.

     The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company's surplus or one hundred percent of net gain from operations. No dividends were paid or declared for the years ended December 31, 2003, 2002 and 2001. As of December 31, 2003, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $447 million. The maximum amount of dividends that may be paid in 2003 without prior approval is $186 million.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation:

In our opinion, the accompanying balance sheet and the related statements of income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation (the "Company") at December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company adopted Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by Statement of Financial Accounting Standards No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an amendment to FASB Statement No. 133.

PRICEWATERHOUSECOOPERS LLP
New York NY
February 6, 2004